Exhibit 10.1

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                                   TWO NEWPORT

                             OFFICE LEASE AGREEMENT

                                                      Landlord: BTC SEATTLE LLC

                                                        Tenant: ITEX CORPORATION

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                                TABLE OF CONTENTS


                                                                           Page

ARTICLE 1.       PREMISES....................................................1
   Section 1.1   Premises Defined............................................1
   Section 1.2   Alterations.................................................1
   Section 1.3   Condition of Premises.......................................2
   Section 1.4   Common Areas................................................2
ARTICLE 2.       BUSINESS PURPOSE AND USE....................................2
   Section 2.1   Permitted Uses..............................................2
   Section 2.2   Prohibited Uses.............................................2
   Section 2.3   Compliance With Laws........................................2
ARTICLE 3.       TERM........................................................3
   Section 3.1   Term........................................................3
   Section 3.2   Possession by Tenant........................................3
ARTICLE 4.       RENT........................................................4
   Section 4.1   Basic Rent..................................................4
   Section 4.2   Operating Expenses..........................................4
   Section 4.3   Rent........................................................7
   Section 4.4   Place of Payment............................................7
ARTICLE 5.       SECURITY DEPOSIT AND PREPAID RENT...........................8
   Section 5.1   Security Deposit............................................8
   Section 5.2   Prepaid Rent................................................8
ARTICLE 6.       TAXES.......................................................8
   Section 6.1   Personal Property Taxes.....................................8
   Section 6.2   Business Taxes..............................................8
ARTICLE 7.       MAINTENANCE, REPAIRS AND ALTERATIONS........................8
   Section 7.1   Landlord's and Tenant's Improvements........................8
   Section 7.2   Services to Be Furnished by Landlord........................8
   Section 7.3   Tenant's Maintenance and Repairs...........................10
   Section 7.4   Tenant's Alterations.......................................10
   Section 7.5   Liens......................................................10
ARTICLE 8.       INSURANCE..................................................11
   Section 8.1   Use; Rate..................................................11
   Section 8.2   Liability Insurance........................................11
   Section 8.3   Worker's Compensation Insurance............................11
   Section 8.4   Casualty Insurance.........................................11
   Section 8.5   Compliance With Regulations................................11
   Section 8.6   Waiver of Subrogation......................................11
   Section 8.7   General Requirements.......................................11
   Section 8.8   Blanket Insurance..........................................12


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ARTICLE 9.       DESTRUCTION AND CONDEMNATION...............................12
   Section 9.1   Total or Partial Destruction...............................12
   Section 9.2   Condemnation...............................................14
   Section 9.3   Sale Under Threat of Condemnation..........................14
ARTICLE 10.      INDEMNITY AND WAIVER.......................................14
   Section 10.1  Indemnity..................................................14
   Section 10.2  Waiver.....................................................14
ARTICLE 11.      DELAYS.....................................................15
   Section 11.1  Delays.....................................................15
ARTICLE 12.      ASSIGNMENT, SUBLEASE AND SUCCESSION........................15
   Section 12.1  Consent Required...........................................15
   Section 12.2  General Conditions.........................................16
   Section 12.3  Succession.................................................16
ARTICLE 13.      SURRENDER OF POSSESSION....................................17
   Section 13.1  Surrender..................................................17
   Section 13.2  Condition at Time of Surrender.............................17
ARTICLE 14.      HOLDING OVER...............................................17
   Section 14.1  Holding Over...............................................17
ARTICLE 15.      ENTRY BY LANDLORD..........................................17
   Section 15.1  Entry by Landlord..........................................17
   Section 15.2  Failure to Surrender.......................................18
ARTICLE 16.      SUBORDINATION..............................................18
   Section 16.1  Lease Subordinate To Mortgages.............................18
   Section 16.2  Estoppel Certificates......................................18
ARTICLE 17.      DEFAULT AND REMEDY.........................................18
   Section 17.1  Events of Tenant's Default.................................18
   Section 17.2  Remedies...................................................19
   Section 17.3  Reletting..................................................19
   Section 17.4  Default of Landlord........................................19
   Section 17.5  Non-Waiver.................................................20
   Section 17.6  Mortgagee Protection.......................................20
ARTICLE 18.      LIMITATION OF LIABILITY....................................20
   Section 18.1  Limitation of Landlord's Liability.........................20
ARTICLE 19.      NOTICES....................................................21
   Section 19.1  Notices....................................................21
ARTICLE 20.      HAZARDOUS SUBSTANCES.......................................21
   Section 20.1  Presence and Use of Hazardous Substances...................21
   Section 20.2  Cleanup Costs, Default and Indemnification.................21
ARTICLE 21.      MISCELLANEOUS..............................................21
   Section 21.1  Headings...................................................21
   Section 21.2  Amendments.................................................21
   Section 21.3  Time of the Essence........................................21
   Section 21.4  Entire Agreement...........................................21
   Section 21.5  Language...................................................21
   Section 21.6  Invalidity.................................................22
   Section 21.7  Late Charges...............................................22


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   Section 21.8  Relocation.................................................22
   Section 21.9  Computation of Time........................................22
   Section 21.10 Applicable Law.............................................22
   Section 21.11 Attorneys' Fees............................................22
   Section 21.12 Termination................................................22
   Section 21.13 Broker's Commission........................................22
   Section 21.14 Signs or Advertising.......................................23
   Section 21.15 Transfer of Landlord's Interest............................23
   Section 21.16 Counterparts...............................................23
   Section 21.17 Quiet Enjoyment............................................23
   Section 21.18 Authority..................................................23
   Section 21.19 Name of Building...........................................23
   Section 21.20 Rules and Regulations......................................23
   Section 21.21 Agency Disclosure..........................................23
   Section 21.22 Lease Summary, Addendum and Exhibits.......................24
   Section 21.23 Survival...................................................24
   Section 21.24 Parking....................................................24



Exhibits:
         A - Tenant Floor Plan
         B - Legal Description
         C - Tenant Improvements and Landlord's and Tenant's Work
         D - Rules and Regulations
         E - Deleted
         F - Estoppel Certificate
         G - Subordination Agreement
         H - Parking Agreement


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                                   TWO NEWPORT
                             OFFICE LEASE AGREEMENT

      THIS OFFICE LEASE AGREEMENT is made as of the 22nd day of December, 2003, by and between BTC SEATTLE LLC, a Delaware limited liability company (hereinafter referred to as "Landlord"), and ITEX CORPORATION, a Nevada corporation (hereinafter referred to as "Tenant").

                                  LEASE SUMMARY

      In the event of any conflict between the terms of this Lease Summary and the terms of the Lease, the terms of the Lease shall prevail.

Section 1.1 The Building and Project

      (a) Name of Building:                     Two Newport
      (b) Address:                              3625 132nd Avenue S.E.
                                                Bellevue, Washington  98006

      (c) Total Rentable Area of Building:      Approximately 39,775 sq. ft.
      (d) Total Rentable Area of Project:       Approximately 967,448 sq. ft.

      The Premises

      (a) Total Rentable Area:                  Approximately 4,531 sq. ft.
      (b) Total Useable Area:                   Approximately 4,067 sq. ft.
      (c) Floor Location:                       Second (2nd) floor
      (d) Suite Number:                         Suite 200

Section 2.1 Use of Premises and
            Tenant's Trade Name

      (a) Tenant's Trade Name:                  ITEX Corporation
      (b) Use of Premises:                      Office use.

Section 3.1 Lease Term

      (a) Three (3) years
      (b) Target Lease Commencement Date: February 1, 2004
      (c) Renewal Options: None

Section 4.1 Basic Rent (Triple Net)

                                                       Rent Per Rentable
      (a) Month(s)      Monthly Rent Installment       Sq. Ft. Per Year

          1 - 6         $0.00**                        $0.00**
          7 - 18        $4,908.58                      $13.00, NNN
          19 - 30       $5,286.17                      $14.00, NNN
          31 - 36       $5,663.75                      $15.00, NNN

** Tenant shall not be responsible for paying Operating Expenses during this free rent period.


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      (b)   Late Charge: 10%
      (c)   Default Interest Rate: 18%

Section 4.2 Operating Expenses (Triple Net)

      (a)   Tenant's Proportionate Share of Building: Approximately 11.39%

      (b)   Tenant's Proportionate Share of Project: Approximately 0.47%

      (c)   Tenant's  Audit  Deadline:   90  days  from  receipt  of  Landlord's
            statement.

Section 5.1 Security Deposit

      (a) Initial Security Deposit: $22,368.92 (which represents an amount equal to the leasing commission paid to Tenant's broker of $13,593.00, plus last months' Basic Rent ($5,663.75) and last months' estimated Operating Expenses ($3,130.17).

      (b) Additional Security Deposit:Within thirty (30) days following Landlord's determination of its actual Tenant Improvement costs and expenses and Tenant's receipt of an invoice for an additional security deposit, Tenant shall make an additional security deposit in an amount equal to Landlord's actual Tenant Improvement costs and expenses.

      (c) Partial Refund: Provided that Tenant has not been in default prior to the date of the applicable refund, Landlord will refund to Tenant one-half (1/2) of the portion of the Security Deposit which consists of the leasing commission and Tenant Improvement costs on the 1st and 2nd anniversaries of the Commencement Date.

Section 5.2 Prepaid Rent

      (a)   Prepaid Rent:               $8,038.75

      (b)   Month(s) to which the
            Prepaid Rent is applied:    Basic Rent and  Operating  Expenses  for
                                        the  seventh  (7th)  month of the  Lease
                                        Term.

Section 7.2 Services

      (a)   Building Standard Hours:    6:00 a.m.  to 6:00 p.m.  Monday  through
                                        Friday 8:00 a.m. to 1:00 p.m. Saturday


      (b)   Cost for Additional         $7.00  per hour  per zone for HVAC  and,
            Services:                   otherwise,  Landlord's  estimated actual
                                        cost plus an administrative fee.

Section 7.4 Alterations

      (a)   Subject to Landlord's prior written approval.

      (b)   Alteration work is to be performed by Landlord.


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Section 8.2 Liability Insurance Limits

      (a)   $2,000,000 combined single limit and $3,000,000 aggregate.

Section 12: Assignment and Sublease

      (a) Subject to Landlord's prior written consent, which shall not be unreasonably withheld.

      (b) Landlord to receive 50% of sublease profits without deduction of costs.

      (c)   Landlord has right to recapture.

Section 14.1 Holdover Rent

      (a) 150% of last Basic Rent if with Landlord's consent and statutory hold-over rates if without Landlord's consent.

Section 16.2 Estoppel Certificates

      (a)   Tenant to provide within ten (10) days.

Section 19.1 Addresses for Notices

      (a)   Landlord:

            c/o Bentall Capital (U.S.), Inc.
            1420 Fifth Avenue, Suite 400
            Seattle, Washington 98101
            Attn:  Lisa C. Rowe, Vice President/Leasing

            With a copy to:

            c/o Bentall Capital (U.S.), Inc.
            1420 Fifth Avenue, Suite 400
            Seattle, Washington 98101
            Attn:  Gary Carpenter, Executive Vice President


      (b)   Tenant:

            ITEX Corporation
            3625 132nd Avenue S.E., Suite 200
            Bellevue, Washington 98006

Section 21.13 Broker's Commission

      (a)   Landlord's Leasing
            Representative
            (Broker/Salesperson):    Lisa C. Rowe, Bentall Capital (U.S.), Inc.
      (b)   Tenant's Leasing
            Representative
            (Broker/Salesperson):    Jeff Jochums, Colliers International


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Section 21.14 Tenant's Signage Rights

      (a)   Building standard directory signage and suite entry signage.

Section 21.24 Parking

      (a) Parking Pass Ratio: Four (4) unreserved parking passes for every 1,000 useable square feet of Premises for Tenant's employees and customers on an unreserved basis and at no additional charge to Tenant for the three (3) year Term.

Exhibit C Work Letter

      (a) Tenant Improvement Allowance: Tenant Improvements are "turnkey" up to a maximum of $22,655.

      (b)   Tenant Improvements Constructed By: Landlord.


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                                   TWO NEWPORT
                             OFFICE LEASE AGREEMENT

                               ARTICLE 1. PREMISES

      Section 1.1 Premises Defined. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon the terms and conditions hereinafter set forth, those certain premises and improvements consisting of the floor area and the location described in the Lease Summary and designated on the plans attached hereto as Exhibit A (hereinafter referred to as the "Premises"). The Premises are located in the building known as Two Newport (the "Building") which is part of that certain real estate development situated in the City of Bellevue, County of King, State of Washington and located upon the real property described in Exhibit B (the "Project").

      As used herein, the terms "Rentable Square Feet" and "Useable Square Feet" shall be determined in accordance with Landlord's method of measurement, which is based substantially upon the 1996 Building Owner's and Manager's Association Standard Method for Measuring Floor Area in Office Buildings, Publication ANSI/BOMA Z65.1-1996 ("1996 BOMA"). The exact number of Rentable Square Feet and Useable Square Feet in the Premises, Building, and Project shall be determined by the Landlord. With respect to the Building and the Project, such determination shall be made by Landlord following completion of construction of the Building and/or the Project, as applicable. With respect to the Premises, such determination shall be made by Landlord upon the completion of the build-out of the Tenant Improvements in and to the Premises pursuant to the Work Letter Agreement attached hereto, if any, and if no Tenant Improvements are to be constructed or installed pursuant to the terms of this Lease, then such determination shall be made after occupancy of the Premises by Tenant. With respect to the Project, such determination shall be made by Landlord upon the addition or removal of square footage in the Project (including the addition of new buildings or the removal of existing buildings). Until such determinations are made, the number of Rentable Square Feet and Useable Square Feet of space shown in the Lease Summary shall control. Landlord shall notify Tenant of any adjustment to the Rentable Square Feet and Useable Square Feet in the Premises, Building and/or Project (the "Adjustment Notice") upon Landlord's determination of the same. In the event such determination results in a change in the numbers shown in the Lease Summary, then all matters which are based on such numbers including, without limitation, the Rentable Square Feet and Useable Square Feet of the Premises, Building or Project, the Basic Rent payable hereunder, Tenant's Proportionate Share of the Building and Project, and the Tenant Improvement Allowance described in the Work Letter (if any, and if based on the number of Rentable Square Feet or Useable Square Feet in the Premises) shall be adjusted based on Landlord's determination and such adjustments shall be included in Landlord's Adjustment Notice. If Tenant objects to any adjustment made by Landlord, Tenant shall notify Landlord in writing of such objection within five
(5) business days of Tenant's receipt of the Adjustment Notice and failure by Tenant to provide such written objection shall be deemed to be an acceptance by Tenant of Landlord's Adjustment Notice.

      Section 1.2 Alterations. Tenant acknowledges that Exhibit A sets forth the floor plan for the floor(s) of the Building on which the Premises is located and the location of the Premises therein. Landlord may in its sole discretion increase, decrease, or change the number, locations and dimensions of any hallways, lobby areas and other improvements shown on Exhibit A that are not within the Premises. Landlord reserves the right from time to time to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires, and appurtenant meters and equipment for service to the Premises or to other parts of the Building which are above the ceiling surfaces, below the floor surfaces, within the walls and in the


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central  core areas of the  Building  which are located  within the  Premises or located elsewhere in the Building.

      Section 1.3 Condition of Premises. The Premises are leased by Landlord and accepted by Tenant in an "as is" condition, subject to any improvements, alterations or modifications to be made pursuant to Article 7 below, and the requirement of Landlord to complete the improvements specified therein.

      Section 1.4 Common Areas. So long as Tenant occupies the Premises under the terms of this Lease, Tenant, its licensees, invitees, customers and employees shall have the non-exclusive right to use all entrances, lobbies, and other public areas of the Project (the "Common Areas") in common with Landlord, other Project tenants, and their respective licensees, invitees, customers and employees; provided, however, with respect to the Project's parking areas, which include the Building parking garage (if any) as well as any other parking areas within the Project (collectively, the "Parking Areas"), Tenant shall have only the rights, if any, set forth in Section 21.24 of this Lease. The use of the Common Areas shall be subject to the terms and conditions of this Lease. Landlord has the right, in its sole discretion, from time to time, to: (a) make changes to the Common Areas, the Building and/or the Project, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas (including the use of off-site parking areas as Common Areas for parking), ingress, egress, direction of driveways, entrances, hallways, corridors, lobby areas and walkways; (b) close temporarily any of the Common Areas for maintenance or construction purposes so long as reasonable access to the Premises remains available; (c) designate areas located outside of the Project for use as Common Areas, add additional buildings and improvements to the Project or remove existing buildings or improvements therefrom; (d) use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project or any portion thereof, and
(e) do and perform any other acts, alter or expand, or make any other changes in, to or with respect to the Common Areas, the Building and/or the Project as Landlord may, in its sole discretion, deem to be appropriate.

                       ARTICLE 2. BUSINESS PURPOSE AND USE

      Section 2.1 Permitted Uses. Tenant shall use the Premises solely for the purposes and under the trade name specified in the Lease Summary, and for no other business or purpose without the prior written consent of the Landlord.

      Section 2.2 Prohibited Uses. Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein, which will
(a) in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering any part thereof or any of its contents; (b) obstruct or interfere in any way with the rights of other tenants or occupants of the Building or injure or unreasonably annoy any of them; or (c) use or allow the Premises to be used for any improper, unlawful or objectionable purposes. Tenant shall not use the Premises as a child care facility. Tenant shall not cause, maintain or permit any nuisance in, on or about the Premises, nor shall Tenant commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not place upon or install in windows or other openings any signs, symbols, drapes, or other material without written approval of Landlord. Tenant shall not place any object or barrier within, or otherwise obstruct, any of the Common Areas.

      Section 2.3 Compliance With Laws. Tenant shall at all times comply with all laws, ordinances and any regulations promulgated by any governmental authority having jurisdiction over the Building and/or the Premises.


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                                 ARTICLE 3. TERM

      Section 3.1 Term.. The term of this Lease shall commence on the first to occur of the following dates (such date shall be referred to as the "Lease Commencement Date"):

            3.1.1 The date upon which Landlord has notified Tenant that the Premises are substantially complete and the Landlord tenders delivery of the Premises to Tenant as provided in Section 3.2.1 below; or

            3.1.2 The date that Tenant takes possession or beneficial occupancy of the Premises;

provided, that if the first to occur of Section 3.1.1 or Section 3.1.2 above falls on a day other than the first day of a calendar month, Tenant's rent and other obligations pursuant to this Lease for the first month of the Lease Term (as defined below) shall be prorated based upon the number of days from and including the first to occur of Section 3.1.1 or Section 3.1.2 above to the end of such first month.

      The term of this Lease  shall  expire the  number of months  specified  in
Section 3.1 of the Lease Summary after the last day of the month in which the Commencement Date occurs, the expiration of which shall be the Termination Date of this Lease, unless this Lease is sooner terminated as hereinafter provided. By way of example, if the Lease term was 12 months and the Commencement Date was July 15, then the Termination Date would be July 31 of the following year. The period between the Lease Commencement Date and the Termination Date shall be referred to as the "Lease Term" or "Term". The Landlord and Tenant acknowledge that certain obligations under the provisions of this Lease may be binding upon them prior to the Lease Commencement Date, such as, but not limited to, the provisions of Exhibit C, and Landlord and Tenant shall be bound by such provisions prior to the Lease Commencement Date.

      Section 3.2 Possession by Tenant.

            3.2.1 Landlord shall deliver to Tenant, and Tenant shall accept from Landlord, possession of the Premises, upon the date of substantial completion of the "Tenant Improvements" described as "Landlord's Work" in Exhibit C. The term "substantial completion " as used in this Lease, shall mean the date of substantial completion of the Landlord's Work as specified in Exhibit C such that Tenant may commence installation of Tenant's furniture, equipment, and trade fixtures ("Fit Up Work"). Certification by Landlord's architect (the "Project Architect") as to the substantial completion of Landlord's Work shall be conclusive and binding upon Landlord and Tenant. Tenant shall have the right to commence Tenant's Fit Up Work upon the substantial completion of the Landlord's Work; provided, however, upon no less than three (3) business days prior written notice to Landlord, and provided such early entry will not interfere with Landlord's completion of Landlord's Work, Landlord shall permit Tenant to enter the Premises prior to the Commencement Date in order that Tenant may do Tenant's Fit Up Work. Any such entry into and occupation of the Premises by Tenant shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease except as to the covenant to pay Rent, and Landlord shall not be liable in any way for any injury, loss or damage to any Fit Up Work prior to the Commencement Date. Tenant shall be solely responsible for obtaining all permits, if any, required for Tenant's Fit Up Work and for complying will all applicable City codes and inspection requirements related to the Fit Up Work.


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            3.2.2 If  Landlord  cannot  deliver  possession  of the  Premises to
Tenant by the Target Lease Commencement Date, as specified in the Lease Summary, then this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event all Rent shall be abated until the Landlord delivers possession of the substantially completed Premises to Tenant (excepting to the extent any such delay is caused by Tenant or anyone acting through or on behalf of Tenant).

                              ARTICLE 4. RENTRENT

      Section 4.1 Basic Rent. Tenant shall pay to Landlord as minimum rental for the use and occupancy of the Premises the "Basic Rent" as specified in the Lease Summary. Basic Rent shall be payable in Monthly Rent Installments of the amount specified in the Lease Summary, on or before the first day of each month of the Lease Term beginning on the Lease Commencement Date. If the Lease Commencement Date is a date other than the first day of a calendar month, then annual Basic Rent increases, if any, set forth in the Lease Summary shall take effect on the anniversary of the first day of the calendar month following the month in which the Lease Commencement Date occurs. Basic Rent for any partial year shall be prorated based upon the actual number of months left in such partial year. The Monthly Rent Installment for any partial month shall be prorated based upon the actual number of days in that partial month.

      Section 4.2 Operating Expenses.

            4.2.1 This is a net Lease. In addition to Basic Rent, Tenant shall pay, in monthly installments and as "Additional Rent", an amount equal to the "Tenant's Proportionate Share" (as hereinafter defined) of actual "Total Operating Expenses" (as hereinafter defined) for the Building and Project.

            4.2.2 "Tenant's Proportionate Share" shall be computed by dividing the Total Rentable Area of the Premises by the Total Rentable Area of the Building and Total Rentable Area of the Project, as applicable with respect to any particular Operating Expense. Tenant's Proportionate Share upon the Lease Commencement Date for the Premises is as specified in the Lease Summary and is subject to adjustment in accordance with Section 1.1.

            4.2.3 "Rentable Area of the Building," "Rentable Area of the Project" and "Rentable Area of the Premises" are defined as those areas obtained by measuring the Building, Project and Premises using the 1996 BOMA Standard and as may be adjusted from time to time in accordance with Section 1.1. Tenant's Proportionate Share shall be calculated based upon the Total Rentable Area of the Building with respect to Operating Expenses the benefit of which are shared only with tenants of the Building and based upon the Total Rentable Area of the Project with respect to Operating Expenses the benefit of which are shared by the tenants of the Project.

            4.2.4 Landlord shall provide Tenant with a written estimate of Total Operating Expenses for the succeeding year or partial year within thirty (30) days after the Commencement Date or the start of each calendar year, as applicable, during the Lease Term. Tenant shall then pay to Landlord, monthly in advance, one-twelfth (1/12) of Tenant's Proportionate Share of the estimated Total Operating Expenses for the said calendar year. In the event any item of actual Operating Expenses, including without limitation those items identified in subparagraph 4.2.6 below, increases five percent (5%) or more in price or cost over any twelve (12) month period, Landlord shall have the option to increase the estimated payments of Tenant's Proportionate Share of Operating Expenses upon thirty (30) days' written notice from Landlord to Tenant.

            4.2.5 Within one hundred twenty (120) days after the end of every calendar year during the Lease Term, Landlord shall provide the Tenant with a written statement of the actual Total Operating Expenses for that calendar year. If the actual Total Operating Expenses should exceed the estimated amount with respect to such calendar year, then Tenant shall pay Landlord the additional amount due to the Landlord within thirty (30) days and, if actual Total Operating Expenses should be less than the estimated Total Operating Expenses for that calendar year, then Landlord shall credit, against future Additional Rent due under this Article, the amount of any overpayment by Tenant.

            4.2.6 "Operating Expenses" as used herein shall mean all costs, expenses and other charges incurred by Landlord in connection with the ownership, operation, repair and maintenance of the Project and the Building (including the Premises) in a manner consistent with similar office building complexes on the I-90 corridor of Bellevue, Washington, including but not limited to:

                  4.2.6.1 Wages,  salaries and fringe  benefits of all employees and contractors engaged in the management, operation and maintenance of the Project and/or the Building; employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied against Landlord on those wages and salaries; and the cost to Landlord of disability and hospitalization insurance and pension or retirement benefits for these employees;

                  4.2.6.2 All supplies and materials used in the operation and maintenance of the Project and/or the Building;

                  4.2.6.3 Cost of water and power, and cost of heating, lighting, air conditioning and ventilating the Building, the Common Areas and the Premises, which costs shall be based on either Tenant's Proportionate Share or separately allocated to the Premises, at Landlord's option, based upon either direct usage, which may or may not be separately metered, or an appropriate allocation among all tenants consuming those services as measured from the meter monitoring this usage;

                  4.2.6.4 The electrical costs incurred in the operation of the mechanical equipment and systems for the Building, which shall be allocated pro rata among the Building tenants;

                  4.2.6.5 Cost of maintenance, depreciation and replacement of machinery, tools and equipment (if owned by Landlord) and for rental paid for such machinery, tools and equipment (if rented) used in connection with the operation or maintenance of the Building;

                  4.2.6.6 All premiums and deductibles on policies of compensation, public liability, property damage, automobile, garage keepers, rental loss and any other policies of insurance maintained by Landlord with respect to the Project, Building or any insurable interest therein. Cost of casualty and liability insurance applicable to the Project and/or the Building, the improvements therein, and Landlord's personal property used in connection therewith;

                  4.2.6.7 Cost of janitorial services, repairs and general maintenance;

                  4.2.6.8 Any capital improvements made or installed (a) to be in compliance with any applicable government statutes, ordinances, regulations or other requirements, and (b) for purposes of saving labor or otherwise reducing applicable operating costs amortized over the useful life of such improvements, as determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item;

                  4.2.6.9 Costs in connection with maintaining and operating any parking areas (including parking garages) or other common facilities (such as the fitness center and conference facilities) owned by the Landlord for use by tenants of the Building and/or Project;

                  4.2.6.10 All taxes and assessments and governmental charges whether federal, state, county or municipal and any other taxes and assessments attributable to the Project and/or the Building or its operation, including without limitation real property taxes and assessments and any tax or other levy, however denominated, on or measured by the rental collected by the Landlord with respect to the Building, or on Landlord's business of leasing the Building, but excluding federal and state taxes on income;

                  4.2.6.11 The cost of maintaining any transportation management program, public transit system, vanpool, or other public or semi-public transportation imposed upon Landlord's ownership and operation of the Building;

                  4.2.6.12 Cost of all accounting and other professional fees incurred in connection with the operation of the Project and/or the Building;

                  4.2.6.13 A management fee, not to exceed current market rates, which may be payable to the Landlord;

                  4.2.6.14 Cost of replacing lamps, bulbs, starters and ballasts used in the Building, other than specialty lighting or non-building standard lighting, which cost may be billed directly to a tenant.

                  4.2.6.15 The fair market rental value (having regard to rent being charged for similar space including Additional Rent as defined herein) of premises used by the Landlord or its property manager, acting reasonably, in respect of the operation, maintenance, administration or management of the Land, Premises and the Building.

      Operating Expenses shall not include expenses for which the Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants (including, without limitation, lease commissions, legal expenses, and expenses of renovating space for tenants); legal expenses arising out of disputes with tenants or the enforcement of the provisions of any lease of space in the Building; interest or amortization payments on any mortgage or mortgages, and rental under any ground or underlying lease or leases; costs of any work or service performed for or facilities furnished to a tenant at the tenant's cost; the cost of correcting latent defects in the construction of the Building, except those conditions (not occasioned by construction defects) resulting from wear and tear shall not be deemed defects; and costs of capital improvements and depreciation and amortization (except as provided in Section 4.2.6.8 or otherwise above). Landlord and Tenant shall each from time to time upon request of the other sign a written memorandum confirming the amount of the Additional Rent as adjusted from time to time hereunder.

      4.2.7 Tenant shall have the right, upon fulfillment of the conditions set forth below, to conduct one (1) audit of the Landlord's books and records covering the Operating Expenses for a particular calendar year to verify the accuracy of the Landlord's determination of the Tenant's Proportionate Share of such Operating Expenses. The conditions which must be met before Tenant shall have the right to audit the books and records of a particular calendar year are as follows:

                  4.2.7.1 Tenant must provide Landlord not less than thirty (30) days' prior written notice of the Tenant's election to audit (the "Tenant's Notice of Audit"), together with the information concerning the auditor as outlined in subsection 4.2.7.4 below, which Tenant's Notice of Audit and information must be delivered to Landlord within thirty (30) days after Tenant's receipt of the Landlord's statement of actual Operating Expenses for a particular calendar year.

                  4.2.7.2 Tenant's audit must be undertaken and completed by Tenant or its agents at reasonable times during Landlord's normal business hours at the place where the Landlord's records are kept. Said audit must be completed within ninety (90) days of Tenant's receipt of the Landlord's statement of Operating Expenses for a particular calendar year.

                  4.2.7.3 Tenant shall not be entitled to conduct an audit if Tenant is in default under this Lease at the time Tenant gives its Tenant's Notice of Audit or at the time the Tenant or its agent undertakes the audit.

                  4.2.7.4 At the time the Tenant delivers its Tenant's Notice of Audit to Landlord, the Tenant shall also provide evidence reasonably acceptable to the Landlord that the audit will be a "fair and true audit." For the purposes hereof, the term "fair and true audit" shall mean that the review of the subject books and records shall be undertaken and completed by the Tenant, its officers or employees, or by an independent accounting firm being paid on an hourly basis and that in no event will the party auditing the books (or that party's employer or principal) directly or indirectly base the compensation or fees for such audit work upon a percentage of the savings found or the return due the Tenant by reason of that audit.

                  4.2.7.5 The Tenant's rights to audit the Landlord's books and records shall be strictly limited to the right set forth above and the Tenant shall have no right to audit any of the Landlord's books or records for any calendar year before or after the Lease Term or for any calendar year other than the immediately preceding calendar year as set forth above. All costs and expenses of the audit shall be borne solely by the Tenant.

                  4.2.7.6 A true and correct copy of the audit shall be delivered to the Landlord within fifteen (15) days of the completion of such audit if Tenant requests a credit for overpayment. Any overpayment shown by such audit shall be subject to the Landlord's prompt verification and, upon such verification, shall be given to the Tenant as a credit against Operating Expenses next falling due or, if after the expiration of the Term, shall be paid directly to Tenant.

      Section 4.3 Rent. The terms "Rent" and "Rental" as used in this Lease shall mean all amounts to be paid hereunder by Tenant whether those sums are designated as Basic Rent or Additional Rent and as adjusted by the terms of this Lease. Failure by Tenant to pay any sum of Rent due under this Article 4 shall entitle Landlord to pursue any or all remedies specified in this Lease as well as remedies specified in RCW Chapter 59.12 or otherwise allowed by law.

      Section 4.4 Place of Payment. All Rent shall be paid to the Landlord on or before the first day of each calendar month at the address to which notices to Landlord are to be given. All Rental payments to be made hereunder, whether Basic Rent, or Additional Rent or otherwise, are to be made without deduction, setoff, prior notice or demand by Landlord.

 ARTICLE 5. SECURITY DEPOSIT AND PREPAID RENTSECURITY DEPOSIT AND PREPAID RENT

      Section 5.1 Security Deposit. Contemporaneously with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum set forth as the initial Security Deposit in the Lease Summary as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. Within thirty (30) days following Landlord's determination of its actual Tenant
Improvement costs and expenses and Tenant's receipt of an invoice for an additional security deposit, Tenant shall make an additional Security Deposit in an amount equal to Landlord's actual Tenant Improvement costs and expenses. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, the repair of damage to the Premises caused by Tenant and/or cleaning the Premises upon termination of this Lease, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default, the repair of such damage to the Premises, the cost of cleaning or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of said Security Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep Tenant's Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. Provided that Tenant has not been in default prior to the date of the applicable refund, Landlord will refund to Tenant one-half (1/2) of the portion of the Security Deposit which consists of the leasing commission and Tenant Improvement costs on the 1st and 2nd anniversaries of the Commencement Date. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days after the expiration of the Lease Term.

      Section 5.2 Prepaid Rent. Contemporaneously with Tenant's execution of this Lease, Tenant shall pay to Landlord the sum set forth as Prepaid Rent in the Lease Summary to be applied to Basic Rent for the month during the Term hereof as specified in the Lease Summary. In the event Tenant defaults under the terms of this Lease prior to the application of the Prepaid Rent, such sums shall be held as a Security Deposit to be disposed of in accordance with Section
5.1 above.

                             ARTICLE 6. TAXESTAXES

      Section 6.1 Personal Property Taxes. Tenant shall pay before delinquency all license fees, public charges, property taxes and assessments on the furniture, fixtures, equipment and other property of or being used by Tenant at any time situated on or installed in the Premises.

      Section 6.2 Business Taxes. Tenant shall pay before delinquency all taxes and assessments or license fees levied, assessed or imposed by law or ordinance, by reason of the use of the Premises for the specific purposes set forth in this Lease.

                 ARTICLE 7. MAINTENANCE, REPAIRS AND ALTERATIONS

      Section 7.1 Landlord's and Tenant's Improvements. Landlord and Tenant shall, each at its own expense, complete and install in a good and workmanlike manner within the Premises those items specified as the "Landlord's Work" and "Tenant's Work", respectively, on Exhibit C attached hereto.

      Section 7.2 Services to Be Furnished by Landlord. Provided Tenant is not in default under any of the provisions of this Lease, and subject to reimbursement pursuant to Section 4.2 above, Landlord shall provide the following services during standard hours of operation of the Building. These standard hours of operation are 6 a.m. to 6 p.m., Monday through Friday, and 8 a.m. to 1 p.m., on Saturdays.

            7.2.1 Public utilities shall be caused to furnish the Premises with electricity and water utilized in operating any and all facilities serving the Premises;

            7.2.2 Hot and cold water at those points of supply provided for general use of other tenants in the Building, central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at temperatures and in amounts as are considered by Landlord to be standard, but this service at times during the weekdays at other than standard hours of operation for the Project, on Saturday afternoons, Sundays and holidays shall be furnished only upon request of Tenant, who shall bear the entire costs thereof;

            7.2.3 Routine maintenance, painting and electric lighting service for all Common Areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard and consistent with the operation and maintenance of the Building as a first-class office building in downtown Bellevue;

            7.2.4 Janitorial service on a five (5) day week basis, excluding Fridays, Saturdays, and legal holidays;

            7.2.5 Electrical facilities to provide sufficient power for typewriters, personal computers and other small office machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment which (itself) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase per square foot. If any electrical equipment installed in the Premises requires air conditioning capacity above that provided by the building standard system, then the additional air conditioning installation and corresponding operating costs will be the separate obligation of the Tenant; and

            7.2.6 Tenant acknowledges and agrees that, while Landlord may in its sole and absolute discretion engage security personnel to patrol the Building or the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, the Building or the Project. Tenant hereby agrees to the exercise by Landlord, within its reasonable discretion, of such security measures as, but not limited to, the evacuation of the Premises, the Building or the Project for cause, suspected cause or for drill purposes, the denial of any access to the Premises, the Building or the Project and other similarly related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord, and the resulting interruption of service and cessation of Tenant's business, if any, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

In the event Tenant desires any of the aforementioned services in amounts in excess of those deemed by Landlord to be "standard" and in the event Landlord elects to provide these additional services, Tenant shall pay Landlord as Additional Rent hereunder the cost of providing these additional services. Failure by Landlord to any extent to furnish any of the above services, or any cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor shall that event be construed as an eviction of Tenant, nor result in an abatement of Rent, nor relieve Tenant from any of Tenant's obligations hereunder (including, but not limited to, the payment of Rent). Should any of the equipment or machinery utilized in supplying the services listed herein for any cause cease to function properly, Landlord shall use reasonable diligence to repair that equipment or machinery promptly, but Tenant shall have no right to terminate this Lease, and shall have no claim for a reduction, abatement or rebate of Rent or damages on account of any interruption in service occasioned thereby or resulting therefrom.

      Section 7.3 Tenant's Maintenance and Repairs. Tenant shall be obligated to maintain and to make all repairs, replacements or additions of any kind whatsoever to all personal property located within the Premises and to all trade fixtures, furnishings and carpet located within the Premises. Tenant also shall be responsible for maintaining and replacing all specialty lamps, bulbs, starters and ballasts, and for all non-structural repairs, maintenance, and replacements related to the decks attached to the Premises and which serve exclusively the Premises. If a cooling system is installed which serves exclusively the Premises or any portion thereof, such system shall be maintained, repaired and replaced by Tenant at Tenant's expense and Tenant shall contract with a contractor approved by Landlord for the annual maintenance of such system and provide proof of such maintenance to Landlord upon Landlord's request.

      Section 7.4 Tenant's Alterations. Subject to Landlord's prior written approval, Tenant may make, at its expense, additional improvements or alterations to the Premises which it may deem necessary or desirable ("Alterations"). Landlord's approval to any Alterations may be withheld in Landlord's sole discretion if such Alterations require any other alteration, addition, or improvement to be performed or made to any structural portion of the Building, any of the Building systems, or any portion of the Building other than the Premises, or if such Alterations do not conform to Landlord's Building Standard Specifications. Any Alterations by Tenant shall be done at Tenant's sole cost and expense and in compliance with all applicable laws, rules, and regulations (including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA") and Landlord's construction rules and regulations) and in conformity with plans and specifications approved by Landlord. Landlord shall have the right, in Landlord's sole discretion, to contract directly with Landlord's contractor for the installation of the Alterations. If Landlord contracts directly for the installation of the Alterations, (1) Tenant shall reimburse Landlord for the costs of installation, as Additional Rent, within ten
(10) days of Tenant's receipt of an invoice for such costs and/or, at Landlord's election, Tenant shall deposit with Landlord prior to the commencement of installation of the Alterations up to 150% of the estimated costs of installation, which Landlord shall apply toward such costs upon completion of the Alterations, and (2) Tenant shall pay Landlord a construction management fee equal to four percent (4%) of the total cost of designing and installing the Alterations, inclusive of taxes, permit fees, design fees, and construction fees. If Landlord does not elect to contract directly for the installation of the Alterations, such Alterations shall be performed by a licensed contractor approved by Landlord; provided, however, Landlord's consent to any Alterations, or Landlord's approval of plans and specifications for such Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations (including, without limitation, the ADA). If requested by Landlord, Tenant shall post a bond or other security satisfactory to Landlord to protect Landlord against liens arising from work performed for Tenant. All work performed shall be done in a workmanlike manner and with materials of the quality and appearance as exist throughout the Building. Landlord may require Tenant to remove and restore any Alterations on the termination of this Lease in accordance with Section 13.2 below. Within thirty (30) calendar days following the completion of any Alterations, Tenant shall cause to be prepared and delivered to Landlord, at Tenant's expense, updated "as-built" drawings showing the Premises with the new Alterations.

      Section 7.5 Liens. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant. If Tenant disputes the correctness or validity of any claim of lien, Tenant shall, within ten (10) days after written request by Landlord, post or provide security in a form and amount acceptable to Landlord to insure that title to the Project remains free from the lien claimed.

                         ARTICLE 8. INSURANCEINSURANCE

      Section 8.1 Use; Rate. Tenant shall not do anything in or about the Premises which will in any way tend to increase insurance rates paid by Landlord on policies of liability or casualty insurance maintained with respect to the Building and/or Project. In no event shall Tenant carry on any activities which would invalidate any insurance coverage maintained by Landlord.

      Section 8.2 Liability Insurance. Tenant shall during the Lease Term, at its sole expense, maintain in full force a policy or policies of commercial general liability insurance issued by one or more insurance carriers, insuring against liability for injury to or death of persons and loss of or damage to property occurring in or on the Premises and any portion of the Common Area which is subject to Tenant's exclusive control. Said liability insurance shall be in an amount not less than Two Million Dollars ($2,000,000.00) combined single limit for bodily and personal injury and property damage per occurrence and not less than Three Million Dollars ($3,000,000.00) in the aggregate.

      Section 8.3 Worker's Compensation Insurance. Tenant shall at all times maintain Worker's Compensation Insurance in compliance with Washington law.

      Section 8.4 Casualty Insurance. Tenant shall pay for and shall maintain in full force and effect during the Term of this Lease a standard form policy or policies of property and all-risk coverage with an extended coverage endorsement covering all interior glass, whether plate or otherwise, trade fixtures, equipment, and other personal property located in the Premises and used by Tenant in connection with its business.

      Section 8.5 Compliance With Regulations. Tenant shall, at its own expense, comply with all requirements, including installation of fire extinguishers, or automatic dry chemical extinguishing systems, required by insurance underwriters or any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended insurance for the Premises and/or Building.

      Section 8.6 Waiver of Subrogation. Any property and all-risk coverage insurance carried by Landlord or Tenant insuring, in whole or in part, the Building and/or the Premises, including improvements, alterations and changes in and to the Premises made by either of them, and Tenant's trade fixtures therein shall be written in such a manner as to permit the waiver of rights of subrogation prior to loss by either party against the other in connection with loss or damage covered by the policies involved. So long as the policy or policies can be so written and maintained in effect, neither Landlord nor Tenant shall be liable to the other for any such loss or damage. Either party shall, upon request by the other party, furnish such other party evidence of its compliance with this Section 8.6.

      Section 8.7 General Requirements.

            8.7.1 All policies of insurance required to be carried hereunder by Tenant shall be written by companies licensed to do business in Washington and which have A.M. Best rating of not less than A:XIII or better in the "Best's Key Rating Guide". Tenant shall, when requested by Landlord, furnish Landlord with a certificate evidencing insurance required to be maintained by Tenant pursuant to this Article 8 and shall satisfy Landlord that each such policy is in full force and effect.

            8.7.2 The commercial general liability insurance required to be carried under Section 8.2 above shall be primary and non-contributing with the insurance carried by Landlord.

            8.7.3 Each policy required under Sections 8.2 and 8.4 shall expressly include, severally and not collectively, as named or additionally named insured thereunder, the Landlord, Landlord's property manager, and any person or firm designated by the Landlord and having an insurable interest thereunder, hereinafter called "Additional Insured," as their respective interests may appear.

            8.7.4 All insurance policies maintained by Tenant shall not be subject to cancellation in coverage except upon at least thirty (30) days' prior written notice to Landlord. The policies of insurance or duly executed Accord Form 27, Evidence of Property Insurance Forms evidencing such policies, together with satisfactory evidence of the payment of premiums thereon, shall be deposited with Landlord on the Lease Commencement Date and not less than thirty
(30) days prior to the expiration of the term of such coverage.

            8.7.5 If the Tenant fails to procure and maintain insurance as required by this Article 8, the Landlord may obtain such insurance and keep it in effect, and the Tenant shall pay to Landlord the premium cost thereof, upon demand and as Additional Rent, with interest as provided in Section 21.7 below from the date of payment by the Landlord to the date of repayment by the Tenant.

            8.7.6 The limits of any insurance maintained by Tenant pursuant to this Article 8 shall in no way limit the liability of Tenant under this Lease.

            8.7.7 All policies required in Sections 8.2, 8.3, and 8.4 shall have A.M. Best rating of not less than A:XIII and written with an insurance company licensed to do business in the State of Washington.

      Section 8.8 Blanket Insurance. The Tenant may fulfill its insurance obligations hereunder by maintaining a so-called "blanket" policy or policies of insurance in a form that provides by specific endorsement coverage not less than that which is required hereunder for the particular property or interest referred to herein; provided, however, that the coverage required by this
Article 8 will not be reduced or diminished by reason of use of such blanket policy of insurance.

       ARTICLE 9. DESTRUCTION AND CONDEMNATIONDESTRUCTION AND CONDEMNATION

      Section 9.1 Total or Partial Destruction.

            9.1.1 In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall:

                  9.1.1.1 In the event of total destruction, at Landlord's option, as soon as reasonably possible thereafter, commence repair, reconstruction and restoration of the Building and/or the Premises and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within sixty (60) days after the discovery of such damage, elect not to so repair, reconstruct or restore the Building and/or the Premises, in which event this Lease shall terminate. In either event, Landlord shall give Tenant written notice of its intention within said sixty (60) day period. In the event Landlord elects not to restore the building, and/or the Premises, this Lease shall be deemed to have terminated as of the date of the discovery of such total destruction.

                  9.1.1.2 In the event of partial destruction of the Building and/or the Premises, to an extent not exceeding twenty-five percent (25%) of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the discovery of such casualty, and if


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

Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration shall require a period longer than ninety (90) days or exceeds twenty-five percent (25%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct or restore and the Lease shall then terminate. Under any of the conditions of this Section 9.1.1.2, Landlord shall give written notice to Tenant of its intention within sixty (60) days after Landlord's discovery of such partial destruction. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date possession of the Premises is surrendered to Landlord.

            9.1.2 Upon any termination of this Lease under any of the provisions of this Section 9.1, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid.

            9.1.3 In the event of repair, reconstruction and restoration by Landlord as herein provided, the Rent payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of Rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration. Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Section 9.1. Notwithstanding anything to the contrary contained in this Section 9.1, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the discovery of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord, at its option, may terminate this Lease, whereupon Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one year period.

            9.1.4 If damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

            9.1.5 If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

            9.1.6  Notwithstanding  anything to the  contrary  contained in this
Section 9.1, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 9.1 is discovered during the last twelve (12) months of the Term of this Lease or any extension hereof.

            9.1.7 Landlord and Tenant hereby waive the provisions of any statutes or court decisions which relate to the abatement or termination of leases when leased property is damaged or destroyed and agree that such event shall be exclusively governed by the terms of this Lease.

      Section 9.2 Condemnation. If the whole of the Building or the Premises, or such portion thereof as shall be required for its reasonable use, shall be taken by virtue of any condemnation or eminent domain proceeding, this Lease shall automatically terminate as of the date of the condemnation, or as of the date possession is taken by the condemning authority, whichever is later. Current Rent shall be apportioned as of the date of the termination. In case of a taking of a part of the Premises or a part of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rental shall be equitably reduced based upon the proportion by which the Rentable Area of the Premises is reduced. This Rent reduction shall be effective on the date of the partial taking. No award, settlement in lieu of an award, or any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award or settlement in lieu of an award which may be made in the taking or condemnation proceeding, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided that nothing herein shall prevent Tenant from making a separate claim against the condemning authority for the taking of Tenant's personal property and/or moving costs so long as such claim in no way affects the award to be received by Landlord.

      Section 9.3 Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain for all purposes under this
Article 9.

              ARTICLE 10. INDEMNITY AND WAIVERINDEMNITY AND WAIVER

      Section 10.1 Indemnity.

            10.1.1 Tenant, as a material part of the consideration to be rendered to Landlord, and subject to subsection 10.1.2 below, hereby agrees to defend, indemnify, and hold Landlord harmless against any and all claims, costs, and liabilities, including reasonable attorneys' fees and costs (including costs and fees associated with any lawsuit or appeal), arising by reason of any injury or claim of injury to person or property, of any nature and howsoever caused, arising out of the use, occupation and/or control of the Premises, or from any breach of the terms of this Lease, or any violation of any governmental or insurance requirements by Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees, except and to the extent as may arise out of the willful or negligent acts of Landlord or Landlord's agents, employees or contractors.

            10.1.2 In the event of concurrent negligence of Tenant, its sublessees, assignees, invitees, agents, employees, contractors, or licensees on the one hand, and that of Landlord, its agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property of any nature and howsoever caused, and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Common Areas, or Building, Tenant's obligation to indemnify Landlord as set forth in this Section 10.1 shall be limited to the extent of Tenant's negligence, and that of Tenant's sublessees, assignees, invitees, agents, employees, contractors or licensees, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage. Tenant agrees that it will not assert its industrial insurance immunity if such assertion would be inconsistent with Landlord's right to indemnification from Tenant pursuant to this Section 10.1. The parties agree that this provision was mutually negotiated.

      Section 10.2 Waiver. All property kept, stored or maintained on the Premises shall be so kept, stored or maintained at the sole risk of Tenant. Except in the case of Landlord's negligence or willful misconduct, Landlord shall not be liable, and Tenant waives all claims against Landlord, for damages to persons or property sustained by Tenant or by any other person or firm resulting from the Building or by reason of the Premises or any equipment located therein becoming out of repair, or through the acts or omissions of any persons present in the Building (including the Common Areas) or renting or occupying any part of the Building (including the Common Areas), or for loss or damage resulting to Tenant or its property from burst, stopped or leaking sewers, pipes, conduits, or plumbing fixtures, or for interruption of any utility services, or from any failure of or defect in any electric line, circuit, or facility, or any other type of improvement or service on or furnished to the Premises or the Common Areas or resulting from any accident in, on, or about the Premises or the Common Areas.

                               ARTICLE 11. DELAYS

      Section 11.1 Delays. If either party is delayed in the performance of any covenant of this Lease because of any of the following causes (referred to as "Force Majuere"): acts of the other party, action of the elements, war, riot, acts of terrorism, labor disputes, inability to procure or general shortage of labor or materials in the normal channels of trade, delay in transportation, delay in inspections, government actions, or any other cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing, financial inability excepted, then that performance shall be excused for the period of the delay but shall in no way affect Tenant's obligation to pay Rent or the length of the Lease Term.

                 ARTICLE 12. ASSIGNMENT, SUBLEASE AND SUCCESSION

      Section 12.1 Consent Required. Tenant shall neither assign this Lease or any interest herein, nor sublet, license, grant any concession, or otherwise give permission to anyone other than Tenant to use or occupy all or any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld provided that (i) Tenant is not then in default under this Lease nor is any event then occurring which with the giving of notice or the passage of time, or both, would constitute a default hereunder, and (ii) Tenant has not previously assigned or transferred this Lease or any interest herein or subleased the Premises or any part thereof, it being understood that sub-subleasing or multiple assignments of this Lease shall be prohibited.

      When Tenant requests Landlord's consent to such assignment or subletting, it shall notify Landlord in writing of the name and address of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant and shall provide current and prior financial statements for the proposed assignee or subtenant, which financial statements shall be audited to the extent available and shall in any event be prepared in accordance with generally accepted accounting principles. Tenant shall also provide Landlord with a copy of the proposed sublease or assignment agreement, including all material terms and conditions thereof. Landlord shall have the option, to be exercised within thirty (30) days of receipt of the foregoing, to
(1) recapture the Premises in accordance with subsection 12.4 below, (2) consent to the proposed assignment or sublease, or (3) refuse its consent to the proposed assignment or sublease. In any event, Landlord may withhold its consent to any assignment or sublease, if (i) the actual use proposed to be conducted in the Premises or portion thereof conflicts with the provisions of any other lease which restricts the use to which any space in the Building or the Project may be put, (ii) the portion of the Premises proposed to be sublet is irregular in shape and/or does not permit safe or otherwise appropriate means of ingress and egress, or does not comply with governmental safety and other codes, (iii) the proposed sublessee or assignee is either a governmental agency or instrumentality thereof; (iv) the proposed sublessee or assignee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed sublessee or assignee, either (x) occupies space in the Project at the time of the request for consent, or (y) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date Landlord receives Tenant's request for consent, to lease space in the Project. The sale, assignment, transfer, sublease or disposition, whether for value, by operation of law, gift, will, or intestacy, of (a) twenty-five percent (25%) or more of the issued and outstanding stock of Tenant if Tenant is a corporation, or (b) of the interest of any general partner, joint venturers, or associate of Tenant, if Tenant is a partnership, joint venturer, or association, shall be deemed an assignment of this Lease under this Section 12.1.

      Section 12.2 General Conditions. If Landlord approves an assignment or subletting as herein provided, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of the excess, if any, of (1) the consideration (including rent and any additional rent) payable by the assignee or sublessee to Tenant, without deduction of any costs incurred in connection with such assignment or subletting including, without limitation, leasing commissions, tenant improvement costs, or attorneys fees, if any, incurred by Tenant in connection with such assignment or sublease regardless of whether or not Tenant ever occupied the Premises prior to such assignment or sublease; minus (2) Base Rent plus Additional Rent allocable to that part of the Premises affected by such assignment or sublease pursuant to the provisions of this Lease. If such consideration is received by Tenant in one or more lump sums, Landlord may elect to require Tenant to pay such consideration to Landlord in equal monthly installments over the term of the sublease or assignment, as the case may be. The assignment or sublease agreement, as the case may be, after approval by Landlord, shall not be amended or terminated without Landlord's prior written consent. In the event of any assignment or sublease, Tenant shall remain primarily liable on its covenants hereunder unless released in writing by Landlord. In the event of any assignment or sublease, the assignee or sublessee shall agree in writing to perform and be bound by all of the covenants of this Lease required to be performed by Tenant. Within ten (10) days after Landlord's request, Tenant shall pay Landlord a reasonable fee for each assignment or sublease it is requested to approve based on Landlord's time spent reviewing the proposed assignment or sublease (whether or not an assignment or sublease is actually consummated) together with third party fees (including, without limitation, the fees of Landlord's counsel, architect, and other consultants), incurred in connection with Landlord's review and processing of documents regarding any proposed assignment or sublease. Notwithstanding anything in this Lease to the contrary, in the event Landlord consents to an assignment or subletting by Tenant in accordance with the terms of this Section, Tenant's assignee or subtenant shall have no right to further assign this Lease or any interest therein or thereunder or to further sublease all or any portion of the Premises. In furtherance of the foregoing, Tenant acknowledges and agrees on behalf of itself and any assignee or subtenant claiming under it (and any such assignee or subtenant by accepting such assignment or sublease shall be deemed to acknowledge and agree) that no sub-subleases or further assignments of this Lease shall be permitted at any time.

      Section 12.3 Succession. Subject to any limitations on assignment and subletting set forth herein, all the terms and provisions of this Lease shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

      Section 12.4 Right of Recapture.  Notwithstanding  any  provisions of this
Article 12 to the contrary, after the Landlord receives a request from Tenant to consent to either an assignment or sublease of all or any portion of the Premises, Landlord shall have the option, to be exercised by written notice within thirty (30) days after the receipt of such request, to terminate this Lease and the Term hereof with respect to the portion of the Premises being subleased or assigned on a date specified in Landlord's termination notice provided, however, such date, at Landlord's option, shall either be (i) not less than ninety (90) days following Landlord's notice to the Tenant, or (ii) the proposed effective date of the sublease or assignment. If the Landlord elects to terminate this Lease as aforesaid, the Tenant shall have the right, to be exercised by written notice to the Landlord within ten (10) days after receipt of such notice of termination, to withdraw the request for consent to the proposed assignment or sublease, in which case the Tenant shall not proceed with such assignment or sublease, the notice of termination shall be null and void and this Lease shall continue in full force and effect in accordance with its terms.

           ARTICLE 13. SURRENDER OF POSSESSIONSURRENDER OF POSSESSION

      Section 13.1 Surrender. At the expiration of the Lease created hereunder, whether by lapse of time or otherwise, Tenant shall surrender the Premises to Landlord.

      Section 13.2 Condition at Time of Surrender. Furnishings, trade fixtures and equipment including but not limited to voice and data cabling and other telecommunications equipment installed by Tenant shall be the property of Tenant. Upon termination of this Lease, Tenant shall remove any such property. Tenant shall repair or reimburse Landlord for the cost of repairing any damage to the Premises and/or Common Areas resulting from the installation or removal of Tenant's property, and Tenant shall deliver the Premises to Landlord in clean and good condition, except for reasonable wear and tear.

                            ARTICLE 14. HOLDING OVER

      Section 14.1 Holding Over. This Lease shall terminate without further notice at the expiration of the Lease Term. Any holding over by Tenant without the express written consent of Landlord shall not constitute the renewal or extension of this Lease or give Tenant any rights in or to the Premises. In the event of such a holding over by Tenant without the express written consent of Landlord, the monthly Rent payments to be paid by Tenant shall be increased to the amount Landlord is entitled to receive under the State of Washington unlawful detainer statutes (currently RCW 59.12). In the event Landlord shall give its express written consent to Tenant to occupy the Premises beyond the expiration of the Term, that occupancy shall be construed to be a month-to-month tenancy upon all the same terms and conditions as set forth herein unless modified by Landlord in such written consent; provided that Rent charged during any period of holding over shall be in an amount equal to one hundred fifty percent (150%) of the Basic Rent last due in this Lease, plus Additional Rent and parking charges at Landlord's current published rates; provided, however, no payment of such increased Rental by Tenant shall be deemed to extend or renew the Term of this Lease, and such Rental payments shall be fixed by Landlord only to establish the amount of liability for payment of Rent on the part of Tenant during such period of holding over.

                 ARTICLE 15. ENTRY BY LANDLORDENTRY BY LANDLORD

      Section 15.1 Entry by Landlord. Landlord reserves, and shall at any and all times have, the right to enter the Premises during business hours to inspect the same, to show the Premises to prospective purchasers or lessees, to post notices of nonresponsibility, to repair the Premises and any portion of the Building that Landlord may deem necessary or desirable, without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed; provided, that the entrance to the Premises shall not be blocked unreasonably thereby and, provided, further that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages, injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by Landlord's exercise of its rights pursuant to this Section 15.1, except and to the extent any such damage, injury or interference results from the negligence of Landlord. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors to or in the Premises in an emergency, in order to obtain entry to the Premises without liability to Tenant. Any entry to the Premises obtained by Landlord by any of these means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

      Section  15.2  Failure to  Surrender.  If Tenant  fails to  surrender  the
Premises upon the expiration or termination of this Lease, Tenant shall indemnify and hold Landlord harmless from loss and liability resulting from that failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant.

                     ARTICLE 16. SUBORDINATIONSUBORDINATION

      Section 16.1 Lease Subordinate To Mortgages. This Lease shall automatically be subordinate to any existing mortgages or deeds of trust which affect the Project, the Building and/or the Premises; to any first mortgages or deeds of trust hereafter affecting the Project, the Building and/or the Premises, and to all renewals, modifications, consolidations, replacements or extensions thereof. This provision shall be self-operative and no further instrument of subordination shall be required by any existing or first mortgagee or beneficiary of a deed of trust; provided, that Tenant shall have the continued enjoyment of the Premises free from any disturbance or interruption by any existing or first mortgagee or beneficiary of a deed of trust, or any purchaser at a foreclosure or private sale of the Project as a result of Landlord's default under a mortgage or deed of trust, so long as Tenant is not then in default under the terms and conditions of this Lease. In the event of the foreclosure of a deed of trust or mortgage affecting the Project, judicially or nonjudicially, or if title to the Project is conveyed by deed in lieu of foreclosure, Tenant agrees to attorn to and accept the purchaser(s) at the foreclosure sale(s) conducted pursuant to the deed of trust or mortgage or the grantee(s) in such deed(s) in lieu of foreclosure and his or its (or their) heirs, legal representatives, successors and assigns as Landlord under this Lease for the balance then remaining of the term hereof, subject to all terms and conditions of this Lease.

      Section 16.2 Estoppel Certificates. Tenant shall, within ten (10) days of presentation, acknowledge and deliver to Landlord (a) any subordination or non-disturbance agreement or other instrument that Landlord or Landlord's lender may require to carry out the provisions of this Article (an acceptable form of such agreement, which may be modified by Landlord's lender, is attached hereto as Exhibit G), and (b) any estoppel certificate requested by Landlord from time to time in the standard form of any prospective purchaser, mortgagee or beneficiary of any deed of trust affecting the Building and Premises (an acceptable form of an estoppel certificate, which may be modified by any such purchaser or lender, is attached hereto as Exhibit F) certifying, if such be true, that Tenant is in occupancy, that this Lease is unmodified and in full force and effect, or if there have been modifications, that the Lease as modified is in full force and effect, and stating the modifications and the dates to which the Rent and other charges shall have been paid, and that there are no Rental offsets or claims. If Tenant shall fail to provide such certificate within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, such failure shall, at Landlord's election, constitute a material default under this Lease (without the requirement of any additional notice of default), and Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee. Tenant shall not condition or delay its delivery of any agreement requested by Landlord under this Section 16 on any modifications to the Lease or any other concessions by the Landlord.

                ARTICLE 17. DEFAULT AND REMEDYDEFAULT AND REMEDY

      Section 17.1 Events of Tenant's Default. The occurrence of any one or more of the following events shall constitute a material default in breach of this Lease by Tenant:

            17.1.1 Vacation or abandonment of the Premises;

            17.1.2 Failure by Tenant to make any payment required as and when due, where that failure shall continue for a period of five (5) calendar days after notice thereof from Landlord;

            17.1.3 Failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease, other than making any payment when due, where that failure shall continue for a period of thirty (30) calendar days after Landlord gives written notice to Tenant of that failure; and

            17.1.4 Making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition in bankruptcy, including reorganization or arrangement, unless, in the case of a petition filed against Tenant, the petition is dismissed within thirty
(30) calendar days; or the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease.

      Section 17.2 Remedies. In the event of any breach or default by Tenant under the terms or provisions of this Lease, Landlord, in addition to any other rights or remedies that it may have, shall have the immediate right of reentry. Should Landlord elect to reenter or take possession of the Premises, it may either terminate this Lease, or from time to time, without terminating this Lease, relet the Premises or any part thereof for the account and in the name of the Tenant or otherwise, for any term or terms and conditions as Landlord in its sole discretion may deem advisable, with the right to complete construction of or make alterations and repairs to the Premises and/or improvements installed by Tenant. Tenant shall pay to Landlord in the event of reletting, as soon as ascertained, the costs and expenses incurred by Landlord in the reletting, completion of construction, or in making any alterations and repairs. Rentals received by Landlord from any reletting shall be applied: first, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to Landlord; second, to the payment of Rent due and unpaid hereunder and to any other payments required to be made by the Tenant hereunder; and the residue, if any, shall be held by Landlord as payment of future Rent or damages in the event of termination as the same may become due and payable hereunder; and the balance, if any, at the end of the Term of this Lease shall be paid to Tenant. Should rental received from time to time from the reletting during any month be a lesser Rental than herein agreed to by Tenant, the Tenant shall pay the deficiency to Landlord. The Tenant shall pay the deficiency each month as the amount thereof is ascertained by the Landlord. Notwithstanding the foregoing, Landlord shall also have the right upon Tenant's default to terminate this Lease, accelerate all Rental payments due under this Lease for the remaining Term hereof, or if Tenant has been granted an option to extend and that option has been exercised, for the remainder of the option term, and shall be entitled to recover from Tenant the total amount of unpaid Rent together with all past due Rent and any other payment due hereunder, less the amount which is established to be the reasonable rental value of the Premises for the remaining Term, after taking into consideration normal duration of vacancy periods, tenant improvement costs and Landlord's reasonably anticipated costs of reletting the Premises.

      Section 17.3 Reletting. No reletting of the Premises by Landlord permitted under Section 17.2 shall be construed as an election on Landlord's part to terminate this Lease unless a notice of Landlord's intention to terminate is given to Tenant, or unless the termination of the Lease is decreed by a court of competent jurisdiction. In the event of reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for a previous breach, provided it has not been cured. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of that breach.

      Section 17.4 Default of Landlord. Landlord shall not be in default unless Landlord fails to perform its obligations under this Lease within thirty (30) calendar days after written notice by Tenant, or if such failure is not reasonably capable of being cured within such thirty (30) day period, Landlord shall not be in default unless Landlord has failed to commence the cure and diligently pursue the cure to completion.

      Section 17.5 Non-Waiver. Failure by Landlord to take action or declare a default as a result of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of that term, covenant, or condition, or of any subsequent breach of any term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rental so accepted, regardless of Landlord's knowledge of that preceding breach at the time of acceptance of the Rent.

      Section 17.6 Mortgagee Protection. In the event of any uncured default on the part of Landlord, which default would entitle Tenant to terminate this Lease, Tenant shall not terminate this Lease unless Tenant has notified any mortgagee or beneficiary of deed of trust, whose address shall have been furnished to Tenant, at least sixty (60) days in advance of the proposed effective date of the termination. During the sixty (60) day period the mortgagee or beneficiary shall be entitled to commence to cure the default. If the default is not capable of being cured with due diligence within the sixty
(60) day period, the Lease shall not be terminated if the mortgagee or beneficiary of a deed of trust shall have commenced to cure the default within the sixty (60) day period and shall pursue the cure with due diligence thereafter. If the default is one which is not capable of cure by the mortgagee or beneficiary of a deed of trust within the sixty (60) day period because the mortgagee or beneficiary of a deed of trust is not in possession of the Building or Project, the sixty (60) day period shall be extended to include the time needed to obtain possession of the Premises by the mortgagee or beneficiary of a deed of trust by power of sale, judicial foreclosure, or other legal action required to recover possession, provided that these avenues are pursued with due diligence.

           ARTICLE 18. LIMITATION OF LIABILITYLIMITATION OF LIABILITY

      Section 18.1 Limitation of Landlord's Liability. Tenant agrees that, in the event of any default or breach by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises, Tenant's remedies shall be limited solely and exclusively to an amount which is equal to the interest in the Building of the then current Landlord, provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the "Landlord Parties" in connection with the Project, Building or Premises. For purposes of this Lease, "Landlord Parties" shall mean, collectively Landlord, its partners, shareholders, officers, directors, employees, investment advisors, or any successor in interest of any of them. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Paragraph 18 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with Tenant's business, including but not limited to, loss or profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring. The provisions of this section shall apply only to the Landlord and the parties herein described, and shall not be for the benefit of any insurer nor any other third party.

                           ARTICLE 19. NOTICESNOTICES

      Section 19.1 Notices. Any notice required or desired to be given under this Lease shall be in writing with copies directed as indicated herein and shall be personally served or given by mail. Any notice given by mail shall be deemed to have been given when seventy-two (72) hours have elapsed from the time such notice was deposited in the United States mail, certified mail, return receipt requested, and postage prepaid, addressed to the party to be served at the last address given by that party to the other party under the provisions of this section. As of the Lease Commencement Date, the addresses of the Landlord and Tenant are as specified in the Lease Summary.

              ARTICLE 20. HAZARDOUS SUBSTANCESHAZARDOUS SUBSTANCES

      Section 20.1 Presence and Use of Hazardous Substances. Tenant shall not, without Landlord's prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, transportation, treatment, generation, storage or sale, any substances designated as, or containing components designated as, hazardous, dangerous, toxic or harmful (collectively referred to as "Hazardous Substances"), and/or are subject to regulation by any federal, state or local law, regulation, statute or ordinance.

      Section 20.2 Cleanup Costs, Default and Indemnification. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building, whether or not consented to by Landlord. Tenant shall indemnify, defend and hold Landlord harmless from any and all of the costs, fees, penalties, liabilities and charges incurred by, assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, treatment, generation, storage and/or sale of Hazardous Substances.

                     ARTICLE 21. MISCELLANEOUSMISCELLANEOUS

      Section 21.1 Headings. The headings used in this Lease are for convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

      Section 21.2 Amendments. Any amendments or additions to this Lease shall be in writing by the parties hereto, and neither Tenant nor Landlord shall be bound by any verbal or implied agreements.

      Section 21.3 Time of the Essence. Time is expressly declared to be of the essence of this Lease.

      Section 21.4 Entire Agreement. This Lease contains the entire agreement of the parties hereto with respect to the matters covered hereby, and no other agreement, statement or promise made by any party hereto, or to any employee, officer or agent of any party hereto, which is not contained herein, shall be binding or valid.

      Section 21.5 Language. The words "Landlord" and "Tenant", when used herein, shall be applicable to one (1) or more persons, as the case may be, and the singular shall include the plural and the neuter shall include the masculine and feminine, and if there be more than one (1) the obligations hereof shall be joint and several. The word "persons" whenever used shall include individuals, firms, associations and corporations and any other legal entity, as applicable. The language in all parts of this

Lease shall in all cases be construed as a whole and in accordance with its fair meaning, and shall not be construed strictly for or against Landlord or Tenant.

      Section 21.6 Invalidity. If any provision of this Lease shall be deemed to be invalid, void or illegal, it shall in no way affect, impair or invalidate any other provision hereof.

      Section 21.7 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is difficult to determine, but include, without limitation, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, in the event Tenant shall fail to pay any installment of Rent or other sum due hereunder within five (5) business days of the due date, Tenant shall pay to Landlord as Additional Rent and as a reasonable estimate of the costs to Landlord, a late charge equal to ten percent (10%) of each installment or the sum of One Hundred Dollars ($100.00) per month, whichever is greater. A Fifty Dollar ($50.00) charge will be paid by the Tenant to the Landlord for each returned check. In the event Landlord pays any sum or expense on behalf of Tenant which Tenant is obligated to pay hereunder, or in the event Landlord expends any other sum or incurs any expense, or Tenant fails to pay any sum due hereunder, Landlord shall be entitled to receive interest upon that sum at the rate of eighteen percent (18%) per annum until paid.

      Section 21.8 Relocation. Landlord reserves the right, in Landlord's sole discretion and without necessity of Tenant's consent or approval, on thirty (30) days written notice to Tenant to substitute other premises within the Building for the Premises and, in such event, the substituted premises shall, when available for Tenant's possession, be deemed the Premises hereunder. Substitute premises hereunder shall contain approximately the same square footage of Rentable Area and tenant improvements of similar quality and finish to those provided by Landlord in the initial Premises. The Basic Rent (on a per square foot basis) and all other provisions of this Lease shall be and remain fully applicable to such substitute premises. Landlord shall pay or reimburse Tenant for Tenant's reasonable actual physical moving expenses incurred by reason of moving from the Premises to substitute premises, however, Tenant shall have no claim against Landlord for damages of any kind so long as Landlord complies with its obligations hereunder.

      Section 21.9 Computation of Time. The word "day" means "calendar day" herein, and the computation of time shall include all Saturdays, Sundays and holidays for purposes of determining time periods specified herein.

      Section 21.10 Applicable Law. This Lease shall be interpreted and construed under and pursuant to the laws of the State of Washington.

      Section 21.11 Attorneys' Fees. In the event either party requires the services of an attorney in connection with enforcing the terms of this Lease or in the event suit is brought for the recovery of any Rent due under this Lease for the breach of any covenant or condition of this Lease, or for the restitution of the Premises to Landlord, and/or eviction of Tenant during the Term of this Lease or after the expiration thereof, the prevailing party will be entitled to a reasonable sum for attorneys' fees, witness fees, and other court costs, both at trial and on appeal.

      Section  21.12  Termination.   Upon  the  termination  of  this  Lease  by
expiration of time or otherwise, the rights of Tenant and all persons claiming under Tenant in and to the Premises shall cease.

      Section 21.13 Broker's Commission. Tenant represents and warrants that it has incurred no liabilities or claims for brokerage commissions or finder's fees in connection with the negotiation and/or execution of this Lease and that it has not dealt with or has any knowledge of any real estate broker/agent or salesperson in connection with this Lease except for those identified in the Lease Summary. Tenant agrees to indemnify, defend, and hold Landlord harmless from and against, all of such liabilities and claims (including, without limitation, attorneys' fees and costs) made by any other broker/agent or salesperson claiming to represent Tenant in connection with this Lease.

      Section 21.14 Signs or Advertising. The Tenant will not inscribe any inscription or post, place, or in any manner display any sign, notice, picture or poster or any advertising matter whatsoever, anywhere in or about the Premises or Building which can be seen from outside the Premises, without first obtaining Landlord's written approval thereof including, without limitation, approval of the size, color, and electrical load (if any). Any approval so obtained from Landlord shall be with the understanding and agreement that Tenant will (1) install any such item using Landlord's approved contractor, (2) be solely responsible for the maintenance, repair and replacement of such item, and
(3) remove these items within ten (10) days after the termination of the Lease Term and repair and restore any damage or injury to the Premises or the Building caused either by the installation or removal of the item. Landlord will install and maintain a directory of tenants in the principal lobby entrances of the Building, and Landlord may, as it may determine from time to time, publish or advertise the tenancy list of Landlord's Building. Tenant shall not use photographs, drawings, or other renderings of the Building, the Building logo or tradename, or any other proprietary name, mark or symbol of Landlord without first obtaining Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion.

      Section 21.15 Transfer of Landlord's Interest. In the event Landlord transfers its reversionary interest in the Premises or its rights under this Lease, other than a transfer for security purposes only, Landlord shall be relieved of all obligations occurring hereunder after the effective date of such transfer.

      Section 21.16 Counterparts . This Agreement may be executed by the parties in counterparts, and each counterpart Agreement shall be deemed to be an original hereof.

      Section 21.17 Quiet Enjoyment. Subject to the provisions of this Lease and conditioned upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Lease Term the quiet and peaceful possession of the Premises and all rights and privileges appertaining thereto.

      Section 21.18 Authority. Each party hereto warrants that it has the authority to enter into this Agreement and that the signatories hereto have the authority to bind Landlord and Tenant, respectively.

      Section 21.19 Name of Building. In the event Landlord chooses to change the name of the Building, Tenant agrees that such change shall not affect in any way its obligations under this Lease, and that, except for the name change, all terms and conditions of this Lease shall remain in full force and effect. Tenant agrees further that such name change shall not require a formal amendment to this Lease, but shall be effective upon Tenant's receipt of written notification from Landlord of said change.

      Section 21.20 Rules and Regulations. Tenant agrees to abide by and adhere to any rules and regulations for the Building, and all amendments thereto, which may be promulgated from time to time by Landlord which do not materially change the provisions of this Lease. The rules and regulations currently in effect upon the date of execution of this Lease are set forth as Exhibit D attached hereto.

      Section 21.21 Agency Disclosure. At the signing of this Lease, the Leasing Representative(s) identified in the Lease Summary represented the party noted therein. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her in this transaction (as required by WAC 308-124D-040).

      Section 21.22 Lease Summary, Addendum and Exhibits. The Lease Summary, set forth in the opening pages of the Lease, as well as any Addenda and Exhibits to this Lease are hereby incorporated herein by reference.

      Section 21.23 Survival. Those provisions of this Lease which, in order to be given full effect, require performance by either Landlord or Tenant following the termination of this Lease shall survive the Termination Date.

      Section 21.24 Parking. During the term of the Lease, Landlord shall make available to Tenant the number of vehicle parking passes specified in the Lease Summary. The parking passes shall entitled Tenant and it's visitors to the use of an equal number of unreserved and undesignated standard and compact sized parking spaces within the parking areas utilized by Landlord for tenant and visitor parking. All unreserved parking spaces shall be on a first-come, first-served basis in common with other tenants of, and visitors to, the Project in parking spaces provided by Landlord from time to time. Each automobile shall, at Landlord's option from time to time, bear a permanently or temporarily affixed and visible identification sticker or tag to be provided by Landlord and, if such sticker or tag is provided, Tenant shall only be entitled to an amount equivalent to the number of parking passes allocated to Tenant. Tenant shall pay Landlord (or Landlord's parking operator if Landlord so requests) monthly rent for each vehicle parking pass provided hereunder at the rates set forth in the Lease Summary or, if no such rates are specified, at the monthly parking rate established from time to time by Landlord or Landlord's parking operator. Tenant's parking rights shall be subject to the terms and conditions of the Parking Agreement attached hereto as Exhibit H. If a parking administration program is implemented by Landlord, such program may include, without limitation, designating parking spaces for the exclusive use by Tenant or other tenants, implementing a card key access system, and/or requiring identification tags on all vehicles. Landlord may require all visitors, clients and/or customers (collectively, the "Visitors") to park only in areas designated by Landlord from time to time as being for the use of such Visitors. Further, parking for Visitors is subject to the payment of parking fees at rates set and to be set from time to time by Landlord in its sole discretion, which will be posted in the parking areas. Tenant acknowledges that Landlord is required to comply with the Transportation Management Program imposed with respect to the Building and Project by the City of Bellevue pursuant to Bellevue City Code ("BCC") Section 14.60.080. Tenant agrees to comply with the provisions of the BCC which are applicable to Tenant and Tenant's employees including, without limitation, providing financial incentives under BCC Section 14.60.070.F.5 and satisfying the guaranteed ride home requirements of BCC Section 14.60.070.F.6. In addition, Tenant shall cooperate with Landlord in conducting the survey required under BCC Section 14.60.080.D and in the preparation of the Evaluation Report required under BCC Section 14.60.080.E.

      IN WITNESS WHEREOF, this Lease Agreement is executed on the day and year first written above.

                  TENANT:                 ITEX CORPORATION, a Nevada corporation

                                          By ___________________________________
                                               Steven White, Chairman

                  LANDLORD:               BTC SEATTLE LLC, a
                                          Delaware limited liability company

                                          By:  Bentall Capital (U.S.), Inc., a
                                               California corporation, its
                                               Authorized Agent

                                          By :___________________________
                                               Gary J. Carpenter
                                               Executive Vice President

                                          By: ___________________________
                                               Lisa C. Rowe
                                               Vice President/Leasing

                             TENANT ACKNOWLEDGEMENT

STATE OF _______________   )
                           )  ss.
COUNTY OF ______________   )

      I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

      On this _____ day of _______________, 200_, before me personally appeared ____________________, to me known to be the ____________________ of ITEX
CORPORATION, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any is the corporate seal of said corporation.

      WITNESS my hand and official seal hereto affixed the day and year first above written.

                                          _____________________________________
                                          NOTARY PUBLIC in and for the State of
                                          __________________________residing at
                                          _____________________________________
                                          My commission expires: ______________
                                          Print Name __________________________

                           LANDLORD'S ACKNOWLEDGEMENT

STATE OF WASHINGTON        )
                           )   ss.
COUNTY OF KING             )

      I certify that I know or have satisfactory evidence that the persons appearing before me and making this acknowledgment are the persons whose true signatures appear on this document.

      On this _____ day of _________________, 2004, before me personally appeared Gary Carpenter and Lisa C. Rowe, to me known to be the Executive Vice President and Vice President/Leasing, respectively, of Bentall Capital (U.S.), Inc., the authorized agent of BTC SEATTLE LLC, a Delaware limited liability company, the company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

      WITNESS my hand and official seal hereto affixed the day and year first above written.

                               _________________________________________________
                               Notary Public in and for the State of Washington, residing at _____________________________________
                               My commission expires: __________________________
                               _________________________________________________
                               [Type or Print Notary Name]

                                 (Use This Space for Notarial Seal Stamp)

                                    EXHIBIT A
                                TENANT FLOOR PLAN

                                    EXHIBIT B
                                LEGAL DESCRIPTION

ONE NEWPORT

LOT 1 OF SHORT PLAT NO. 487008, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809220297;

TOGETHER WITH EASEMENTS FOR INGRESS, EGRESS AND PARKING OVER COMMON AREAS AS DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECORDING NO. 9012040117;

AND TOGETHER WITH THOSE EASEMENT RIGHTS AS DESCRIBED IN INSTRUMENTS RECORDED UNDER KING COUNTY RECORDING NOS. 9102120210, 9102130456 AND 9211232100;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

TWO NEWPORT

LOT 4 OF REVISED SHORT PLAT NO. 278125, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8112079004, BEING A REVISION OF SHORT PLATS RECORDED UNDER RECORDING NO. 8101270743 AND 7809200912;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES, 30 FEET IN WIDTH DESCRIBED AS EASEMENT "X" AS DELINEATED ON SHORT PLAT NO. 278125 REVISION, RECORDED UNDER RECORDING NO. 8112079004;

AND TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES, 30 FEET IN WIDTH DESCRIBED AS EASEMENT "Y" AS DELINEATED ON SHORT PLAT NO. 278125 REVISION, RECORDED UNDER RECORDING NO. 8112079004;

AND TOGETHER WITH ACCESS EASEMENTS AS DESCRIBED IN PARAGRAPH 1.1 AND EXHIBITS "E" AND "F" OF DECLARATION RECORDED UNDER KING COUNTY RECORDING NO. 9102130456;

AND TOGETHER WITH THOSE EASEMENT RIGHTS GRANTED IN DOCUMENTS RECORDED UNDER RECORDING NOS. 9012040117 AND 9211232100;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

NEWPORT TOWER

LOT 3 OF SHORT PLAT NO. 487008, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809220297;

TOGETHER WITH AN EASEMENT FOR INGRESS, EGRESS AND UTILITIES OVER, ACROSS AND THROUGH TRACTS "X" AND "Y" OF SHORT PLAT NO. 278125, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 7809200912 AND REVISED UNDER RECORDING NOS. 8101270743 AND 8112079004;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

NEWPORT HEIGHTS

LOT B OF SHORT PLAT NO. 83-24, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8407179002;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.


NEWPORT TERRACE

LOT 2 OF SHORT PLAT NO. 487008, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809220297;

TOGETHER WITH A PORTION OF LOT 4 OF SHORT PLAT NO. 487008, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809220297 BEING A REVISION OF SHORT PLAT RECORDED UNDER RECORDING NO. 8809200141 AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY MOST NORTHEAST CORNER OF SAID LOT 4;
THENCE SOUTH 01(degree)26'03" WEST 96.00 FEET;
THENCE NORTH 89(degree)00'20" WEST 194.90 FEET;
THENCE NORTH 01(degree)23'24" EAST 97.34 FEET;
THENCE SOUTH 88(degree)36'36" EAST 194.97 FEET TO THE TRUE POINT OF BEGINNING;

ALSO TOGETHER WITH A PORTION OF LOT 2 OF REVISED SHORT PLAT NO. 278125 ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8112079004 (VOLUME 29 OF SURVEYS, PAGE 299) BEING A REVISION OF SHORT PLATS RECORDED UNDER RECORDING NOS. 8101270743 AND 7809200912 DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID LOT 2;
THENCE SOUTH 01(degree)23'24" WEST 200.46 FEET;
THENCE SOUTH 88(degree)36'36" EAST 28.00 FEET TO A POINT ON THE EAST LINE OF SAID LOT 2 AND THE TRUE POINT OF BEGINNING;
THENCE SOUTH 01(degree)23'24" WEST 268.35 FEET;
THENCE NORTH 89(degree)00'20" WEST 15.05 FEET;
THENCE NORTH 01(degree)23'24" EAST 268.45 FEET;
THENCE SOUTH 88(degree)36'36" EAST 15.05 FEET TO THE TRUE POINT OF BEGINNING;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

FOUR NEWPORT

LOT 4 OF SHORT PLAT NO. 487008, ACCORDING TO THE SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809220297, BEING A REVISION OF SHORT PLAT RECORDED UNDER KING COUNTY RECORDING NO. 8809200141;

EXCEPT THAT PORTION THEREOF DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY MOST NORTHEAST CORNER OF SAID LOT 4;
THENCE SOUTH 01(Degree)26'03" WEST 96.00 FEET;
THENCE NORTH 89(Degree)00'20" WEST 194.90 FEET;
THENCE NORTH 01(Degree)23'24" EAST 97.34 FEET;
THENCE SOUTH 88(Degree)36'36" EAST 194.97 FEET TO THE POINT OF BEGINNING;

(BEING KNOWN AS LOT B OF KING COUNTY LOT LINE ADJUSTMENT NO. 8812002, RECORDED UNDER RECORDING NO. 9105200930.)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

FIVE NEWPORT:

PARCEL A:

THAT PORTION OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST W.M., DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF THE NORTH 1/2 OF SAID SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;
THENCE EAST 300 FEET TO THE WEST LINE OF THE TRACT OF LAND
DEEDED TO HAROLD BRISKY AND WIFE BY DEED DATED FEBRUARY 21, 1940, RECORDED IN VOLUME 1885 OF DEEDS, PAGE 238 UNDER
RECORDING NO. 3087545, RECORDS OF KING COUNTY;
THENCE NORTH, ALONG THE WEST LINE OF SAID BRISKY TRACT, TO A

POINT ON A LINE 20 FEET SOUTH OF THE SOUTH LINE OF THE TRACT
OF LAND DEEDED TO OLIVA EVANS BY DEED DATED NOVEMBER 21, 1938, RECORDED IN VOLUME 1814 OF DEEDS, PAGE 336, UNDER
RECORDING NO. 3020894, RECORDS OF KING COUNTY;
THENCE WEST, PARALLEL WITH THE SOUTH LINE OF SAID EVANS TRACT, TO THE
WEST LINE OF-SAID SOUTHEAST 1/4 OF THE SOUTHEAST 1/4;
THENCE SOUTH, ALONG SAID WEST LINE TO THE POINT OF BEGINNING;

EXCEPT THAT PORTION LYING WEST OF THE EAST LINE OF 128TH AVENUE SOUTHEAST AS ESTABLISHED BY DEED TO KING COUNTY RECORDED UNDER RECORDING NO. 6678973;

AND EXCEPT THAT PORTION LYING NORTH OF THE SOUTH 12 FEET THEREOF AND WEST OF A LINE 180 FEET EAST OF AND PARALLEL WITH SAID EAST LINE OF 128TH AVENUE SOUTHEAST;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.


PARCEL B:

THAT  PORTION  OF THE NORTH 1/2 OF THE  SOUTHEAST  1/4 OF THE  SOUTHEAST  1/4 OF
SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST W.M., DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SUBDIVISION; THENCE NORTH, ALONG THE WEST BOUNDARY LINE OF SAID SUBDIVISION, 228.32 FEET;
THENCE NORTH 89(degree)05'53" EAST 300 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 00(degree)34'47" WEST 216.89 FEET;
THENCE EAST, PARALLEL WITH THE SOUTH LINE OF SAID SUBDIVISION, 17.5 FEET; THENCE NORTH 00(degree)34'47" EAST 216.89 FEET-
THENCE WEST 17.5 FEET TO THE POINT OF BEGINNING;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL C:-

THAT  PORTION  OF THE NORTH 1/2 OF THE  SOUTHEAST  i/4 OF THE  SOUTHEAST  1/4 OF
SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST W.M., DESCRIBED AS FOLLOWS:

BEGINNING ON THE SOUTH LINE OF THE NORTH 12.25 ACRES OF SAID SUBDIVISION AT A POINT WHICH IS 300 FEET EAST OF THE SOUTHWEST CORNER THEREOF;
THENCE EAST 170 FEET;
THENCE SOUTH 256 FEET, MORE OR LESS, TO THE SOUTH LINE OF SAID SUBDIVISION; THENCE WEST 170 FEET;
THENCE NORTH 256 FEET, MORE OR LESS, TO THE POINT OF BEGINNING;

EXCEPT THE WEST 17.5 FEET OF THE NORTH 216.89 FEET OF THE SOUTH 228.32 FEET THEREOF;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL D:

THAT  PORTION  OF THE NORTH 1/2 OF THE  SOUTHEAST  1/4 OF THE  SOUTHEAST  1/4 OF
SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST W.M., DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTH LINE OF THE ABOVE DESCRIBED SUBDIVISION WHICH IS 470 FEET EAST OF THE SOUTHWEST CORNER OF SAID SUBDIVISION;
THENCE EASTERLY, ALONG SAID SOUTH LINE, 227.48 FEET;
THENCE NORTHERLY PARALLEL WITH THE WEST LINE OF SAID SUBDIVISION, 229-74 FEET, MORE OR LESS, TO THE SOUTH LINE OF A TRACT DEEDED TO OLIVIA EVANS BY DEED RECORDED UNDER RECORDING NO. 3020894;
THENCE WESTERLY ALONG SAID SOUTH LINE 227.48 FEET TO A POINT 229.21 FEET NORTHERLY FROM THE POINT OF BEGINNING;
THENCE SOUTHERLY 229.21 FEET TO THE POINT OF BEGINNING;

(ALSO KNOWN AS THE WESTERLY PORTION OF LOT B OF KING COUNTY LOT LINE ADJUSTMENT NO. 8903018 AS RECORDED UNDER RECORDING NO. 8907280438)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KI'NG, STATE OF WASHINGTON.

PARCEL E:

THAT PORTION OF THE NORTH 1/4 OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST W.M., DESCRIBED AS
FOLLOWS:

BEGINNING AT A POINT ON THE NORTH LINE OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 9 WHICH IS SOUTH 89(degree) 00' 23" EAST
392.12 FEET FROM THE NORTHWEST CORNER THEREOF;
THENCE, ALONG SAID NORTH LINE, SOUTH 89(degree) 00' 23" EAST 841.66 FEET TO THE NORTHEAST CORNER THEREOF;
THENCE SOUTH 00(degree) 28' 34" EAST l66.30 FEET;
THENCE NORTH 88(degree) 55' 48" WEST 841.45 FEET, MORE OR LESS, TO A POINT WHICH IS SOUTH 01(degree) 20' 44" WEST FROM THE TRUE POINT OF BEGINNING;
THENCE NORTH 01(degree) 20' 44" EAST A DISTANCE OF 165.02 FEET, MORE OR LESS, TO THE TRUE POINT OF BEGINNING;

EXCEPT THAT PORTION THEREOF LYING SOUTHERLY OF A LINE DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT SOUTH 87(degree) 05' 32" EAST 42.0158 FEET FROM THE NORTHWEST CORNER OF SAID SUBDIVISION;
THENCE SOUTH 01(degree) 20' 13" WEST 94.978 FEET;

THENCE, ALONG AN ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 20 FEET, A DISTANCE OF 24.711 FEET;
THENCE- ALONG AN ARC OF A CURVE TO THE LEFT.HAVING A-RADIUS 453.935 FEET,
A DISTANCE' OF 139.073 FEET;
THENCE SOUTH 87(degree) 00' 58" EAST 278.741 FEET;
THENCE SOUTH 01(degree) 22' 07" EAST 30.0868 FEET TO THE TERMIMS OF SAID LINE. AS CONVEYED TO KING COUNTY FOR
SOUTHEAST 38TH PLACE BY DEEDS RECORDED UNDER RECORDING NOS. 8003280607 AND 8010160534;

AND EXCEPT THE EAST 261..94 FEET THEREOF;

AND EXCEPT THAT PORTION THEREOF CONVEYED TO KING COUNTY FOR SOUTHEAST 38TH PLACE BY DEED RECORDED UNDER RECORDING NO. 8010160534;

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

PARCEL F:

THAT PORTION OF THE NORTH 1/2 OF THE  SOUTHEAST  1/4 . OF THE  SOUTHEAST  1/4 OF
SECTION 9, TOWNSHIP 24 NORTH, RANGE 5 EAST.W.M., DESCRIBED AS FOLLOWS.

BEGINNING AT A POINT ON THE SOUTH LINE OF THE ABOVE DESCRIBED SUBDIVISION AT A POINT 697.48 FEET EAST OF THE SOUTHWEST CORNER THEREOF;
THENCE NORTHERLY PARALLEL WITH THE WEST LINE OF SAID SUBDIVISION,
229-74 FEET, MORE OR LESS TO THE SOUTH LINE OF A TRACT OF LAND CONVEYED TO OLIVIA EVANS BY DEED RECORDED UNDER RECORDING NO. 3020894;
THENCE EASTERLY ALONG SAID SOUTH LINE 175.00 FEET;
THENCE SOUTHWESTERLY TO SAID SOUTH LIKE OF THE NORTH 1/2, 80.00 FEET EAST OF THE POINT OF BEGINNING;

THENCE WESTERLY ALONG SAID SOUTH LINE, 80.00 FEET TO THE POINT OF BEGINNING.

(ALSO KNOWN AS THE EASTERLY PORTION OF LOT B OF KING COUNTY LOT LINE ADJUSTMENT No. 8903018 AS RECORDED UNDER RECORDING NO. 8907280438)

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                    EXHIBIT C
                                       TO
                       TWO NEWPORT OFFICE LEASE AGREEMENT

                                   ----------

                                   WORKLETTER

      1. Defined Terms. Unless otherwise defined in this Work Letter Agreement, all capitalized terms used herein shall have the same meaning as they are given in the Lease.

      2. Final Space Plan and Related Requirements.

            (a) Final Space Plan. Landlord and Tenant shall agree upon a final space plan (the "Final Space Plan") for the tenant improvements to be constructed in the Premises within three (3) business days from completion of the proposed plan by Landlord's architect. The Final Space Plan shall show the location of demising walls, partitions, doors, electrical devices, communication devices and shall indicate the improvements to be done in Premises pursuant to this Work Letter Agreement (which improvements are hereafter referred to as the "Tenant Improvements"). All Tenant Improvements shall conform to Landlord's Tenant Improvement Building Standards (the "Tenant Improvement Standards") and, to the extent Landlord does not have a standard for certain materials as outlined below, then Landlord shall have the right to approve of any materials selected by Tenant. The parties acknowledge that the Tenant Improvements are minimal in nature and include but are not limited to the following items:

      (i) Construction of a wall with a door separating the server room from the storage room, with a reasonable number of electrical outlets.
      (ii) Construction of two glass block walls 6 1/2 feet high separating the reception from the open work area directly off the lobby of the Premises, with rounded corners to enter full office area.
      (iii) Installation of a stone floor area in front of the glass block walls in the reception area instead of existing carpet.
      (iv) Patch and repair carpet as necessary and have the exiting carpets professionally cleaned around existing furniture and fixtures prior to occupancy by Tenant.
      (v) Repaint or touch up throughout the Premises & refurbish front entry doors
      (vi) Add electrical outlets in accordance with a mutually acceptable plan.
      (vii) Replace any damaged or stained ceiling tiles.
     (viii) Entire Premises professionally cleaned.

            The Final Space Plan and related requirements referred to herein above shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, except to the extent there are variations from the Tenant Improvement Standards, in which case Landlord may withhold its approval in Landlord's sole discretion. In addition, if requested by Landlord at the expiration or earlier termination of the Lease Term (as may be extended), Tenant shall, at Tenant's expense and prior to surrendering possession of the Premises to Landlord, remove all improvements made or requested by or on behalf of Tenant which are variations from the Tenant Improvement Standards, and shall restore all affected areas with improvements which are consistent with the Tenant Improvement Standards.

      3. Construction Documents.

            (a) Upon mutual approval of the Final Space Plan, Landlord shall cause its architects and engineers to prepare the Permit Documents (the "Permit Documents") detailing the complete scope of the Tenant Improvements (the "Work") based on the approved Final Space Plan. The Permit Documents shall include architectural, structural, plumbing, mechanical, electrical, and fire protection drawings and other documents as required to submit a complete building permit application for construction of the Tenant Improvements. Tenant and Landlord shall approve Permit Documents within five (5) days from their completion, such approval not to be unreasonably withheld, unreasonably conditioned or delayed. Unless a party disapproves of the Permit Documents within such five (5) day period, approval shall be deemed granted.

            (b) Upon Landlord and Tenant approval of the Permit Documents, Landlord shall cause its architects and engineers to prepare the construction drawings and specifications (the "Construction Documents") detailing the complete scope of the Work based on the approved Permit Documents. The Construction Documents shall include architectural, structural, plumbing, mechanical, electrical, and fire protection drawings as required for construction of the Tenant Improvements.

            (c) Tenant and Landlord shall approve Construction Documents within five (5) days from their completion, such approval not to be unreasonably withheld, unreasonably conditioned or delayed. Unless a party disapproves of the Construction Documents within such five (5) day period, approval shall be deemed granted. After final approval, no further changes may be made to the
Construction Documents without the prior written approval of Tenant and Landlord, which approval may be withheld by Landlord or Tenant if such changes will result in a delay in completion except to the extent such changes are mandated by a governmental agency. Additional revisions requested by the Tenant resulting in additional costs shall be the sole responsibility of the Tenant. Approval of Construction Documents shall be considered final authorization to proceed.

            (d) Landlord shall cause Permit Documents to be submitted to the City of Bellevue for plan review and building permit. Revisions which may be required by governmental agencies as a result of the plan review process shall be reviewed by Tenant and Landlord and modifications reflecting same shall be mutually agreed upon in a timely manner so as not to delay progress of the Work. Upon mutual agreement of any modifications required by the City of Bellevue,
Landlord shall cause its architects and engineers to incorporate said modifications into the Permit Documents which shall then be re-submitted to the City by Landlord. The final work schedule and Substantial Completion date shall be extended as required to reflect time lost, if any, to incorporate any such revisions.

      5. Construction of Tenant Improvements.

            (a) Permit; Construction Contract; Work Schedule. Following the mutual approval of the Construction Documents, Landlord shall enter into a construction contract with Landlord's contractor ("Contractor") for the installation of Tenant Improvements in accordance with the Construction Documents. Landlord shall supervise the completion of the Work and shall use its reasonable best efforts to secure completion of the Work by the date set forth in the Work Schedule (subject to any delays caused by force majuere or any Tenant Delays described in Section 9(b) below). Landlord represents and warrants that all portions of the Landlord's Work and Tenant Improvements shall be constructed with new materials. The construction budget (and the various line items for each category of work comprising the Tenant Improvements) may, at Tenant's option, be reviewed by Tenant. Landlord will supervise the contractors performing the Tenant Improvements, who will submit to Landlord and Tenant on a monthly basis their applications for payment for work performed during the prior month period (the "Applications"). Landlord and Tenant will review the Applications, verify that all work for which payment is requested is in place and substantially in accordance with the Construction Documents, and approve for payment all or a portion of the amount contained in the Applications (which approvals shall not be unreasonably withheld or delayed). Upon approval of the Applications, Landlord shall pay to the Contractor the amount specified in the Applications in accordance with the provisions of Section 7(a) of this Work Letter excluding a five percent (5%) retention which shall be withheld and paid following completion of the Work. During construction and for a reasonable period following completion thereof, Landlord agrees to make available for Tenant's review during normal business hours, upon written request, copies of paid invoices, receipts, statements or bills of sale to which the Tenant Improvement Allowance has been applied, lien waivers from contractors, subcontractors and materialmen whose work or materials are represented in such invoices, and such other standard certifications as Landlord shall receive in connection with the Tenant Improvements.

            (b) Tenant's Access. Provided that Tenant does not cause any interruption or delay to Landlord's Work or Tenant Improvements and with prior coordination with Landlord and the Contractor, Tenant and its agents, contractors and architects shall have the right, without charge, to access areas of the parking garage, loading docks, elevators, the Premises and electrical/mechanical systems and other facilities of the Building during the construction of the Landlord's Work and the Tenant Improvements for purposes of inspecting the Landlord's Work and Tenant Improvements, taking measurements, making plans for voice and data systems, and doing such other work as may be necessary without being deemed to have taken possession. In addition, Tenant shall have the right (subject to coordination with Landlord and the contractor and without causing delay, but at least thirty (30) days in advance) to install personal property, equipment, and voice and data systems in the Premises prior to Substantial Completion of the Tenant Improvements.

            (c) Punch List. Prior to Tenant installing any personal property, equipment, and voice and data systems in the Premises, Landlord, Tenant, TI Architect, Architect, and General Contractor shall perform a walk through of the Premises to inspect the Landlord's Work and Tenant Improvements completed to date and shall prepare a "punch-list" specifying any items which need to be completed and/or corrected (the "Punch List"). The Punch List shall be developed after a systems demonstration and inspection of the Premises by Landlord and Tenant. Immediately prior to Substantial Completion (and prior to Tenant taking occupancy), the same parties shall perform a second inspection for the purpose of updating the Punch List to add to it items which need to be completed and/or corrected which relate to portions of the Work which were not yet completed when the initial Punch List was prepared. Landlord shall promptly cause all items on the Punch List to be completed and/or corrected. Within ten (10) days after completion of all of the Punch List work, a final inspection shall be made of the Punch List items to determine whether such items have been completed.

      6. Payment for Tenant Improvements.

            (a) Landlord shall pay for the construction of the Tenant Improvements up to a maximum of $22,655.00, including design costs, construction costs, permit fees and Washington State sales tax or other applicable taxes, but excluding Tenant's furniture, fixtures and equipment (including cabling); provided, however, any increased costs incurred by Landlord for the installation of the Tenant Improvements which result from Tenant requested changes to or variations from the Final Space Plan and the Tenant Improvement Standards shall be at the sole cost and expense of Tenant and shall be paid by Tenant to Landlord upon demand.

      7. Additional Work.

                  (a) Any changes to the Tenant Improvements shown in the Final Space Plan requested by the Tenant ("Additional Work") shall be subject to Landlord's prior approval and shall, upon approval by Landlord, be incorporated into the Construction Documents by Landlord's architect at Tenant's cost. Thereafter, Landlord shall submit to Tenant a written cost estimate of the Additional Work, all of which shall be completed at Tenant's sole cost and expense, including costs associated with: (i) construction of the Additional Work; (ii) required permits, governmental fees, and inspections; (iii) Washington State sales tax; (iv) as-built record documentation; and (v) delay of the Work Schedule. Upon written approval thereof by Tenant, Landlord shall authorize the Contractor, and/or vendor to proceed with the Additional Work, and to submit actual costs by Change Order to the construction contract for invoicing to Tenant. Failure by Tenant to approve the cost estimate or Work Schedule within (5) days receipt thereof shall be deemed a withdrawal of request and Contractor shall proceed with the Work as defined in the Lease. Under no circumstances shall the Commencement Date change as a result of Tenant's Additional Work.

            (b) Tenant shall pay to Landlord a fee for overhead and coordination of the Additional Work equal to four percent (4%) of the gross value of the Additional Work.

            (c) All Additional Work referred to herein above shall be subject to
Landlord's  approval,   which  approval  shall  not  be  unreasonably  withheld,
unreasonably conditioned or delayed.

      8. Substantial Completion.

            (a) Definition of Substantial Completion. Subject to the provisions of subsection 8(b) below, the terms "Substantial Completion," "Substantially Complete" and words of similar import as used herein, shall mean the availability of the Premises for uninterrupted use and occupancy by Tenant and the following shall have occurred: (a) Landlord's Work and the Tenant Improvements shall have been completed, except for minor or insubstantial details of construction, mechanical adjustments or finishing touch-up ("punchlist items"), and shall have been inspected and approved by the appropriate authorities and a temporary certificate of occupancy has been issued; (b) mechanical, plumbing, electrical, conveying and sprinkler systems shall have been completed such that the appropriate services to be rendered by such systems can be and are being supplied and such systems are fully operational; and (c) the entrance, lobby, elevators and hallways of the Building shall have been completed so that Tenant, its employees, agents and invitees have ready access to the Premises and the means of ingress and egress are not interfered with by any scaffolding, building materials, or other articles.

            (b) Tenant Delay. Notwithstanding the provisions of Paragraph 8(a) above, if there is a delay in Substantial Completion as a result of:

                  i) Tenant's failure to approve any item or to perform any other obligation by the date specified in this Work Letter;

                  ii) Tenant's request for Additional Work (whether or not agreeable to Landlord) to the extent such delay is agreed upon by Tenant after notice from Landlord of the extent of the anticipated delay, which notice shall be given after Tenant requests any Additional Work; or

                  iii)  The  access  by  Tenant,  its  agents,   architects,  or
contractors, to any parts of the Building during construction; or

                  iv) Upgrades or modifications to the initial Building Shell Improvements either requested by Tenant or required in connection with the construction of the Tenant Improvements provided that Tenant approved the upgrades or modifications after receiving notice of the anticipated delay as a result thereof.

Such a delay (defined as a "Tenant Delay") shall cause the Commencement Date to accelerate by the number of days delayed from the date the Commencement Date would otherwise have occurred.

      9. ADA Compliance.

            (a) Landlord represents and warrants that the parking facilities and all exterior improvements, walkways, doors, doorways, lobbies, elevators, toilet rooms and other common and public facilities designed by Landlord will comply with the Americans with Disabilities Act (ADA) and any state or local law of similar purpose in place at the time the Building shell and core and tenant improvements are permitted and shall defend, indemnify and hold Tenant harmless against any claim, cost or expense arising out of such warranty not being true. Promptly following written notice from Tenant, Landlord shall perform any remedial work required as a result of the foregoing warranty being untrue.

            (b) The Tenant shall determine, provide and be responsible for reasonable accommodation to persons with disabilities within the Premises in accordance with the Americans with Disabilities Act (ADA) Title I, "Employment".

            10. Cooperation. The parties agree to use their reasonable best efforts to cause each of their respective consultants, architects and/or engineers to cooperate with one another so that the Tenant Improvements are promptly, diligently and efficiently constructed in accordance with the Work Schedule.

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. The sidewalks, halls, passages, elevators, stairways, exits and entrances of the Building shall not be obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Premises. The halls, passages, exits, entrances, elevators, retail arcade, escalators, balconies and stairways are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access to those areas by all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing in this Lease shall be construed to prevent access to persons with whom Tenant normally deals in the ordinary course of its business, unless those persons are engaged in illegal activities. Tenant shall not go upon the roof of the Building.

2. The Premises shall not be used for lodging or sleeping. Unless ancillary to a restaurant or other food service use specifically authorized in Tenant's Lease, no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of hot beverages and use of microwave ovens for Tenant and its employees shall be permitted.

3. Landlord shall clean the leased Premises in manner reasonably standard and consistent with the Building as a first class building in downtown Bellevue, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall have the right to have an employee on the Premises for special and/or extraordinary cleaning as desired by Tenant and at Tenant's expense. Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

4. Tenant shall not alter any lock or install a new or additional lock or any bolt on any door of the Premises without furnishing Landlord with a key for any lock and obtaining Landlord's prior permission. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys and/or security cards to doors in the Building and the Premises that shall have been furnished to Tenant and in the event of loss of any keys and/or security cards so furnished, shall pay Landlord for the lost keys and/or security cards and changing of locks as a result of such loss.

5. The freight elevator shall be available for use by Tenant, subject to reasonable scheduling as Landlord shall deem appropriate. The persons employed by Tenant to move equipment or other items in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, supplies, furniture or other property brought into the Building. No safes or other objects larger or heavier than the freight elevator of the Building is limited to carry shall be brought into or installed on the Premises without Landlord's prior written consent. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of thickness as is necessary to properly distribute the weight of those objects. Landlord will not be responsible for loss of or damage to any property from any cause, and all damage done to the Building by moving or maintaining Tenant's property shall be repaired at the expense of Tenant. The moving of heavy objects shall occur only between those hours as may be designated by and only upon written notice to Landlord and the persons employed to move heavy objects in or out of the Building must be acceptable to Landlord.

6. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or materials or use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not sweep or throw or permit to be swept or thrown from the Premises any debris or other substance into any of the corridors, halls or lobbies or out of the doors or windows or into the stairways of the Building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises. Tenant shall not use, keep or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building.

7. During non-business hours and on holidays access to the Building, or to the halls, corridors or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the Building and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 1 above. In case of invasion, mob, riot, public excitement or other circumstances rendering that action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of that activity by taking those actions that Landlord may deem appropriate, including closing entrances to the Building.

8. Tenant shall see that the doors of the Premises are closed and securely locked when Tenant's employees leave the Premises, after hours.

9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited in any of them, and any damage resulting to them from Tenant's misuse shall be paid for by Tenant.

10. Except with the prior written consent of Landlord, Tenant shall not sell, or permit the sale from the Premises of newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's Lease. No Tenant shall obtain for use upon the Premises ice, towel and other similar services, or accept barbering or shoe polishing services in the Premises, except from persons authorized by Landlord and at hours and under regulations fixed by Landlord.

11. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building.

12. Tenant shall not use in any space, or in the Common Areas of the Building, any handtrucks except those equipped with rubber tires and side guards or other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into the Building or kept in or about the Premises. All mail carts shall be equipped with rubber guards to protect elevators, doors and hallways.

13. No sign, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have consented at anytime, whether before or after the execution of this Lease, that consent shall in no way operate as a waiver or release of any of the provisions of this Rule 13 or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

14. Except as shown in the design plan approved by Landlord, the sashes, sash doors, windows, glass relights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed and, there shall be no hanging plants or other similar objects in the immediate vicinity of the windows or placed upon the window sills or hung from the window heads.

15. No tenant shall lay linoleum or other similar floor covering so that it is affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this Rule 15 shall be borne by the Tenant by whom, or by whose agents, clerks, employees or visitors, the damage shall have been caused.

16. All loading, unloading, and delivery of merchandise, supplies, materials and furniture to the Premises shall be made during reasonable hours and in entryways and elevators as Landlord shall designate. In its use of the building loading dock, Tenant shall not obstruct or permit the obstruction of loading areas, and at no time shall Tenant park vehicles in the loading areas except for loading and unloading.

17. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited and Tenant shall cooperate to prevent these activities.

18. Tenant shall not permit the use or the operation of any coin operated machines on the Premises, including, without limitation, vending machines, video games, pinball machines, or pay telephones without the prior written consent of Landlord.

19. Landlord may direct the use of all pest extermination and scavenger contractors through-out the Building and/or Premises at intervals as Landlord may require.

20. If Tenant desires telephone or telegraph connections, Landlord will direct service technicians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions and prior approval from Landlord.

21. Tenant shall immediately, upon request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord, when required in Landlord's judgment to prevent overloads of mechanical or electrical systems of the Building.

22. Landlord reserves the right to select the name of the Building and to change the name as it may deem appropriate from time to time, and Tenant shall not refer to the Building by any name other than: (a) the names as selected by Landlord (as that name may be changed from time to time), or (b) the postal address, approved by the United States Post Office. Tenant shall not use the name of the Building in any respect other than as an address of its operation in the Building without the prior written consent of Landlord.

23. The requirements of Tenant will be attended to only upon application by telephone or in person at the office of the Building manager. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

24. Landlord may waive any one or more of the Rules and Regulations for the benefit of any particular tenant or tenants, but no waiver by Landlord shall be construed as a waiver of the Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any Rules and Regulations against any or all of the tenants in the Building.

25. Wherever the word "Tenant" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Tenant's assigns, subtenants, associates, agents, clerks, employees and visitors. Wherever the word "Landlord" occurs in these Rules and Regulations, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, employees and visitors.

26. These Rules and Regulations are in addition to, and shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

27. Landlord reserves the right to make additional rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

                                    EXHIBIT E

                                    Deleted.

                                    EXHIBIT F

                              ESTOPPEL CERTIFICATE

                                     (FORM)

____________________________________
____________________________________
____________________________________ (the
"Agent"), for itself and as agent
for certain lenders ("Lenders")

BTC SEATTLE LLC, a
Delaware limited liability company
 ("Landlord")

                       OFFICE TENANT ESTOPPEL CERTIFICATE

         Re: Lease Dated:              ________________________________
             Commencement Date:        ________________________________
             Termination Date:         ________________________________
             Landlord:                 ________________________________
             Tenant:                   ________________________________
             Premises:                 Approximately  ____ sq.  ft.  located  at
                                       Suite  ____,  Two Newport, _________,
                                       Bellevue, Washington ("Premises")

            Tenant  under  the   above-described   lease  (the  "Lease")  hereby
certifies to Agent and to Landlord as follows:

1. Attached hereto is a true, correct and complete copy of the Lease, the Premises of which are more particularly described in the Lease. The Lease represents the entire agreement between the parties as to the Premises and is now in full force and effect. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

2. The term of the Lease commenced on _________________, 200_. Rent commenced to accrue on _____________________, 200_.

3.   Tenant   entered   into   occupancy   of   the   Premises   on   or   about
________________________, 200_. Tenant opened for business at the Premises on or about ____________________, 200_.

4. The initial  term of the Lease shall expire on  _____________________,  200_,
with    _______________    (_____)   renewal    option(s)   of   a   period   of
_____________________ (_____) years each.

5. The Lease has not been amended, modified, supplemented, extended, renewed or assigned, except as follows: ___________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (if none, so state)

6. All conditions of the Lease to be performed by Landlord thereunder and necessary to the enforceability of the Lease have been satisfied, except as follows: _______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (if none, so state)

7. Tenant acknowledges that the Lease has been (or will be) assigned to Agent. Tenant has not received any notice of any other sale, pledge, transfer or assignment of the Lease or of the rentals thereunder by Landlord.

8. The amount of fixed monthly rent is currently $_________________.

9. The amount of the security deposit (if any) deposited by Tenant is $______________. No other security deposits have been made.

10. Tenant is paying the full rental under the Lease, which rental has been paid in full as of the date hereof. No rental under the Lease has been paid for more than thirty (30) days in advance of its due date.

11. There are no defaults on the part of Landlord under the Lease, and there are no events currently existing (or with the passage of time, giving of notice or both, would exist) which give Tenant the right to cancel or terminate the Lease.

12. Tenant has no defense as to its obligations under the Lease and claims no setoff or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies, except as provided in the Lease.

14. There are no actions, whether voluntary or otherwise, pending against the undersigned or any guarantor of Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof.

15. Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any hazardous waste, hazardous substances, toxic waste, toxic substances or related materials (collectively, "Hazardous Materials") on, under, in or about the Premises, or transported any Hazardous Materials to or from the Premises, other than Hazardous Materials used in the ordinary and commercially reasonable course of Tenant's business in compliance with all applicable laws.

16. Tenant acknowledges that the present Landlord of the Premises is BTC SEATTLE LLC, the owner of the property which includes the Premises.

17. Tenant's address for notices under the terms of the Lease is: ______________
________________________________________________________________________________
________________________________________________________________________________

18. Tenant acknowledges that Landlord is relying on the representations made herein.

19. Tenant acknowledges that Lenders intend to continue to finance the indebtedness of Landlord or its partners, to be secured by the property of which the Premises are a part, that Landlord intends to collaterally assign the Lease to Agent in connection with such financing, and that Lenders are relying upon the representations made herein.

20. Tenant confirms that Landlord continues to be the "Landlord" under the Lease. Tenant will continue to pay all rents and other amounts due thereunder to Landlord in accordance with notices delivered or to be delivered by Landlord.

      DATED: _______________________, 2000__.

                    TENANT:                   _________________________________,
                                              a _______________________________

                                              By ______________________________
                                                   Its ________________________

ACCEPTED AND AGREED THIS
________ day of ____________, 200___.

LANDLORD:

BTC SEATTLE LLC, a
Delaware limited liability company

By ________________________________
   Gary J. Carpenter
   Authorized Agent

Exhibit A - Lease

                                    EXHIBIT G

                             SUBORDINATION AGREEMENT

                                     (FORM)

                           SUBORDINATION, ATTORNMENT,
                      NOTICE AND NON-DISTURBANCE AGREEMENT

      THIS AGREEMENT is made as of the _____ day of ______________, 200_, by and between ____________________________________________ ("Tenant"), and
___________________________ (the "Agent"), for itself and as agent of certain lenders ("Lenders").

                                R E C I T A L S:

A. Tenant entered into a certain lease (the "Lease"), dated the _____ day of _________________, 200_, with BTC SEATTLE LLC, a Delaware limited liability company ("Landlord"), pertaining to certain improvements (the "Improvements") constructed on land located in King County, Washington, described on Exhibit A (the land and the improvements are hereafter called "the Project").

B. Lenders continue to provide financing (the "Loans") which is secured by a Deed of Trust, Security Agreement and Financing Statement from Landlord recorded in the records of King County, Washington, creating a valid first lien on the Project and a valid Deed of Trust (the Deed of Trust and all renewals, modifications, substitutions, extensions and replacements thereof, including increases in the indebtedness secured thereby, are hereafter collectively called the "Deed of Trust").

C. Lenders have required that Tenant subordinate its interest in the Lease to the Deed of Trust and agree to attorn to Lenders as a condition precedent to the making of the Loans.

      NOW,  THEREFORE,  in  consideration  of the foregoing facts and the mutual
covenants  set  forth  herein,   Tenant  and  Agent  hereby  agree  as  follows,
notwithstanding anything contained in the Lease to the contrary;

            1. Tenant agrees that the Lease and the rights of Tenant thereunder are and shall remain subordinate to the Deed of Trust and all renewals, extensions, and modifications thereof.

            2. Lenders agree that they will not disturb the possession of Tenant under the Lease upon any judicial or nonjudicial foreclosure of the Deed of Trust, or upon acquiring title to the Project by deed in lieu of foreclosure if Tenant is not then in default under the Lease or hereunder, and agree further that, so long as Tenant is not in default under the Lease or hereunder, Lenders thereafter will (a) accept the attornment of Tenant, (b) recognize all renewal rights set forth in the Lease, and (c) undertake and perform all obligations as Landlord under the Lease.

            3. In the event of the foreclosure of the Deed of Trust, judicially or nonjudicially, or if title to the Project is conveyed by deed in lieu of foreclosure, Tenant agrees to attorn to and accept the purchaser(s) at the foreclosure sale(s) conducted pursuant to the Deed of Trust or the grantee(s) in such deed(s) in lieu of foreclosure and his or its (or their) heirs, legal representatives, successors and assigns as Landlord under the Lease for the balance then remaining of the term thereof, subject to all terms and conditions of the Lease; provided, however, that in no event shall any such purchaser (or grantee) of the Project or the holder of the Deed of Trust be; (i) liable for obligations or acts of Landlord occurring or arising prior to the date of such foreclosure or deed on lieu of foreclosure, (ii) liable for any rent paid in advance by Tenant for any period beyond the month in which Lender succeeds to the interest of Borrower under the Lease, (iii) subject to any offsets or defenses which Tenant may have against any prior Landlord, except for on-going non-monetary obligations of the Landlord under this Lease, (iv) bound by any previous amendment or modification of the Lease or any waiver or forbearance by Landlord unless the same was approved in writing by Lender.

            4. Tenant agrees that with respect to any written notice required to be given to Landlord under the Lease, a copy of such notice shall be delivered to Agent. Tenant also agrees to give Agent notice of each default of Landlord and any successor landlord under the Lease and thirty (30) days to cure such default prior to the exercise by Tenant of any right to terminate the Lease; provided that, if such default is of a nature that it is not capable of being cured within a 30-day period, Tenant shall not exercise any such right to terminate the Lease if Agent is diligently pursuing such cure. With respect to a default which is personal to Landlord such as bankruptcy and thus not capable of being cured by Agent or a default which is not capable of being cured without possession of the Project, Agent shall be deemed to be curing such default if, within such 30-day period, Agent commences and thereafter pursues (subject to any judicial stays, injunctions, or other delays) foreclosure proceedings with respect to the Project.

            5. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States Mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or such other addresses as they have heretofore specified by written notice delivered in accordance herewith:

            Tenant:           __________________________________
                              __________________________________
                              __________________________________

            Agent:            __________________________________
                              __________________________________
                              __________________________________

            6. Tenant shall not pay rental under the Lease for more than one month in advance.

            7. Tenant acknowledges that as of the date of execution of this Agreement, there is no default by the Landlord under the terms of the Lease and the Lease is in full force and effect.

            8. Nothing in this Agreement shall be construed to require Agent to see to the application of the proceeds of the Loan, and Tenant's agreement set forth herein shall not be impaired on account of any modifications of the documents evidencing and securing the Loans.

            9. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their successors and assigns.

            EXECUTED as of the date set out above and all documents attached hereto will be effective on the date stated above.

                TENANT:                   ______________________________________
                                          a ____________________________________

                                          By: __________________________________
                                              Its:  ____________________________

                AGENT:                    ______________________________________

                                          By: __________________________________
                                              Its:  ____________________________

ACCEPTED AND AGREED THIS
______ day of _______________, 200__.

LANDLORD:

BTC SEATTLE LLC, a
Delaware limited liability company

By ________________________________
   Gary J. Carpenter
   Authorized Agent


Exhibit A - Legal Description

Add appropriate acknowledgments


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

                                    EXHIBIT H

                                PARKING AGREEMENT

Unless terminated as set forth herein, so long as the lease to which this Parking Agreement is attached (hereinafter the "Lease") remains in effect, and so long as the Rules and Regulations adopted by Landlord are not violated, Tenant hereby rents from Landlord, and Landlord hereby rents to Tenant, for use by Tenant or Tenant's employees who normally occupy the Building, on a non-exclusive basis, the number of parking passes specified in the Lease Summary at the rates set forth in the Lease Summary or, if no such rates are specified, at the current monthly market rate which shall be established by Landlord or Landlord's Parking Operator (hereinafter "Operator") and adjusted from time to time and applicable to monthly parking passes at the Project. Tenant may validate visitor parking by such methods or methods as Operator may approve, at the validation rate and from time to time generally applicable to visitor parking. Landlord expressly reserves the right to designate parking areas for the Project and to modify and/or relocate the parking structures and/or parking areas. Tenant shall be responsible for paying rent on all parking passes for the entire term of the Lease, regardless of whether or not all parking passes are utilized.

The following Rules and Regulations, including any sticker, Secard or other identification system (hereinafter "Parking Identification") established by Landlord or the Operator, are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory Rules and Regulations for parking as it deems necessary for the operation of the Project. Provided that they are not inconsistent with the terms of this Lease, Tenant shall also comply with any reasonable rules and regulations that may be imposed by Landlord's Operator from time to time. Landlord may refuse to permit any person who violates the Rules and Regulations to park in the Project parking areas, and any violation of these Rules and Regulations may result, in the operator's full discretion, in the violator's vehicle being barreled at a charge in an amount established by Landlord or the Operator and/or removed at the violator's expense. In either of said events, the Parking Identification supplied by Landlord may be requested by Landlord and must then be returned to Landlord.

                              RULES AND REGULATIONS

1. Parking hours may be posted at the entrance and exits of the parking areas. Landlord reserves the right to adjust such hours.

2. Vehicles must meet the height limits of all parking structures and shall be parked entirely within the stall lines painted on the ground. Vehicles which do not meet the height limits or which do not fit within standard or compact sized parking stalls shall be prohibited and Landlord shall have no obligation to make special accommodations for such oversized vehicles.

3. Monthly parkers may park in any open space not designated "visitor", "reserved", "handicapped" or "no parking".

4.    All directional signs and arrows must be observed.

5.    The speed limit shall be a maximum of 5 miles per hour.

6.    Parking is prohibited:

      a.    In areas not striped for parking;


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

      b.    In aisles;

      c.    Where "no parking" signs are posted;

      d.    In cross-hatched areas;

      e. In such other areas as may be designated by Landlord or the Operator;

      f.    In compact stalls by oversized vehicles.

7. The Parking Identification supplied by Landlord or the Operator shall remain the property of Landlord. Such Parking Identification must be displayed as requested and may not be mutilated in any manner. The serial number of the Parking Identification may not be obliterated. Parking Identification may be transferable upon prior authorization by Landlord or the Operator, but any Parking Identification in the possession of an unauthorized holder will be void.

8. The monthly rate for parking passes is payable in advance and must be paid on or before the first day of each month. Failure to do so will automatically cancel parking privileges and a reinstatement fee may be charged. No deductions or allowances from the monthly rate will be made for days the designated parker does not use the parking areas.

9. Parking managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

10. Every designated parker is required to park and lock his or her own vehicle. All responsibility for damage to vehicles or persons while in the parking areas is assumed by the designated parker.

11. Loss or theft of Parking Identification from vehicles must be reported to the Operator immediately.

      a. Any Parking Identification reported lost or stolen found on any unauthorized vehicle will be confiscated and the holder will be subject to prosecution.

      b. Any Parking Identification found by the user must be reported to the Operator immediately to avoid confusion.

12. Parking passes are for the express purpose of parking one vehicle per space. Washing, waxing, cleaning or servicing of any vehicle by the designated parker and/or his agents is prohibited.

13. Parking shall be for standard sized motor vehicles only. Trailers, or similar transport vehicles designed to be towed by a motor vehicle, or vehicles which do not fit within a standard sized parking stall shall be prohibited.

14. The Operator reserves the right to refuse the sale of monthly stickers or other Parking Identification to any Tenant or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations and all posted city, state or federal ordinances, or laws or agreements.

15. Tenant shall acquaint all persons to whom Tenant assigns parking passes of these Rules and Regulations.


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

16. Landlord shall not be responsible for any theft and/or vandalism to designated parker's vehicle or its contents while in the Project parking areas.

17. If a designated parker forgets Parking Identification and a daily ticket is pulled, that ticket must be presented for validation to the Operator the same day prior to exiting the parking area or otherwise, the posted daily parking rate will apply.

18. Parking privileges shall be on an unassigned or executive valet basis as designated by the Operator.

Monthly parking is available twenty-four (24) hours, seven (7) days a week. Tenants and their visitors shall have priority use of all parking areas. Monthly parking charges may be adjusted from time to time by Landlord.

Upon receipt of payment, a fully completed signed parking application, and this Agreement, by operator, the designated parker will be issued Parking Identification. Only one Parking Identification will be issued and it is the responsibility of the designated parker to transfer the Parking Identification if they have more than one vehicle. Payment of the monthly parking is the responsibility of the Tenant. Parking access may be restricted depending on the parking area selected. Monthly parkers taking tickets to gain access to a restricted area will be responsible for payment of the posted parking rate upon exiting.

Monthly parking fees are due and payable in advance on the first day of the month. If the monthly parking fee is not paid by the fifth working day of the month, Operator may terminate the monthly parking privileges and have the designated parker's Parking Identification, if applicable, deleted from the system, denying access to the parking areas. If the fifth of the month falls on a weekend or holiday, the next business day will apply.

MONTHLY PARKING IS PAYABLE WITHOUT THE SUBMISSION OF AN INVOICE OR STATEMENT AND A REINSTATEMENT FEE OF $15.00 WILL BE IMPOSED FOR PAYMENTS RECEIVED AFTER 2:00 P.M. ON THE FIFTH WORKING DAY OF EACH MONTH.

There are no refunds granted for monthly parking for any reason.

Proration to one-half (1/2) month's monthly parking fee will be observed only after the 16th day of each month.

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